UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ICF INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON JUNE 4, 2025

John Wasson
Chair, President & Chief
Executive Officer

Date:	Time:	Place:
June 4, 2025	8:00 a.m. ET	Virtual Meeting: Online via live webcast www.virtualshareholdermeeting.com/ICFI2025

AGENDA:
•	To elect three (3) directors for a term expiring in 2028 (Proposal 1);
•
To approve, on an advisory basis, ICF International, Inc.’s (“ICF International,” “ICF,” the “Company,” “we” or “our”) overall pay-for-performance named executive officer compensation program, as disclosed in the Proxy Statement (Proposal 2);

•	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2025 (Proposal 3); and
•	To transact any other business that is properly brought before the meeting or any adjournment or postponement.
Pursuant to the Delaware General Corporation Law and ICF International’s Amended and Restated Bylaws, stockholders of record at the close of business on April 10, 2025, are entitled to notice of, and to vote at, the 2025 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting, the Proxy Statement, and a form of proxy or voting instruction form are being distributed and made available to stockholders on or about April 25, 2025.
To help manage costs and to reduce the environmental impact of the annual meeting process, the Annual Meeting will be a virtual meeting. You will not be able to attend the Annual Meeting physically. Instead, you will be able to attend the Annual Meeting, as well as vote and submit your questions, during a live webcast by visiting www.virtualshareholdermeeting.com/ICFI2025 and entering the 16-digit control number included on your notice, proxy card or voting instruction form. Further details regarding the virtual meeting format can be found in the “Voting and Meeting” section of the Proxy Statement.
We are pleased to utilize the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials to stockholders over the Internet. We believe that this allows us to provide you with all the information you need while lowering the costs of delivery for, as well as reducing the environmental impact of, our Annual Meeting. As a result, many of our stockholders will receive a notice of the Internet availability of our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024 (“2024 Form 10-K”). This notice contains instructions on how to access those documents over the Internet. We direct your attention to the attached Proxy Statement for more information, including instructions on how stockholders can receive a paper copy of our proxy materials, including our Proxy Statement, our 2024 Form 10-K and a form of proxy or voting instruction form. All stockholders who have previously requested to receive paper copies of proxy materials will receive a paper copy of the proxy materials by mail. Employing this electronic distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
It is important that your shares of ICF International common stock be represented at the Annual Meeting in order to ensure the presence of a quorum. Even if you plan to attend the Annual Meeting via live webcast, please vote your shares of ICF International common stock in advance by mailing your completed proxy or voting instruction form, or voting electronically or telephonically, to ensure your representation at the Annual Meeting. Thank you for your cooperation and continued support of ICF International.

CAST YOUR VOTE RIGHT AWAY
We hope you will exercise your rights as a stockholder and fully participate in our virtual Annual Meeting. It is very important that you vote in order to play a part in the future of our Company. You do not need to attend the virtual Annual Meeting to vote your shares.
If you hold your shares through a broker, bank or nominee, they are not permitted to vote on your behalf for the election of directors and other matters to be considered at the Annual Meeting (except for ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for fiscal year 2025), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares via telephone or the Internet, all as provided to you or as instructed by your broker, bank or other nominee. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the Annual Meeting.
Even if you plan to attend our Annual Meeting via live webcast, please read the Proxy Statement with care and vote right away using any of the following methods. In all cases, have your notice, proxy card or voting instruction form in hand and follow the instructions.

BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY MAILING YOUR PROXY CARD

Visit 24/7 www.proxyvote.com	Registered Owners dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign your proxy card and send by free post

PARTICIPATING IN THE ANNUAL MEETING
A summary of the information you need to participate in the Annual Meeting online is provided below:
1.	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ICFI2025.
2.	Webcast starts at 8:00 a.m. Eastern Time.
3.	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.
4.	Please have your 16-digit control number to participate in the Annual Meeting.
5.	Information on how to participate via the Internet is posted at www.virtualshareholdermeeting.com/ICFI2025.

PROXY SUMMARY
To assist you in reviewing the proposals to be acted upon at the 2025 annual meeting of stockholders (the “Annual Meeting”), we call your attention to the following information about ICF International, Inc.’s (“ICF International,” “ICF,” the “Company,” “we,” “our” or “us”) 2024 financial performance, key executive compensation actions and decisions and corporate governance highlights. The following description is only a summary. For more complete information about these topics, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2025 (the “2024 Form 10-K”), and the complete Proxy Statement that follows.

PROPOSALS WHICH REQUIRE YOUR VOTE

		More Information	Board Recommendation	Votes Required for Approval
PROPOSAL 1	Elect three (3) directors to the Board to serve for a term expiring at our annual meeting of stockholders in 2028.	Page 5	FOR each Director Nominee	Majority of the votes cast with respect to each director in the election of directors.
PROPOSAL 2	Provide an advisory vote regarding ICF International’s overall pay-for-performance named executive officer compensation program (the “Say on Pay” vote).	Page 15	FOR
Majority in voting power of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting for this advisory vote. Note that this is an advisory vote and, while not bound by it, the Board will seriously consider the outcome.

PROPOSAL 3	Ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for fiscal year 2025.	Page 16	FOR
Majority in voting power of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting for this advisory vote. Note that this is an advisory vote and, while not bound by it, the Board will seriously consider the outcome.

ABOUT ICF INTERNATIONAL

ICF provides professional services and technology-based solutions to government and commercial clients, including management, technology and policy consulting and implementation services. We help our clients conceive, develop, implement and improve solutions that address complex business, natural resource, social, technological and public safety issues. Our approximately nine thousand (9,000) employees serve clients from our headquarters in the Washington D.C. metropolitan area, our approximately fifty-five (55) regional offices throughout the U.S. and approximately fifteen (15) offices outside the U.S., including offices in the United Kingdom, Belgium, India and Canada. ICF’s website is www.icf.com.
As of December 31, 2024, ICF had total annual consolidated revenue of $2.02 billion, total consolidated assets of $2.07 billion and total consolidated stockholders’ equity of $0.98 billion.
ICF International is a Delaware corporation, and our principal executive offices are located at 1902 Reston Metro Plaza, Reston, Virginia 20190.

2025 Proxy Statement	i

2024 Business Highlights
Financial Performance. All financial numbers referenced below were previously reported in the 2024 Form 10-K. Additional discussion of each of the metrics listed below can also be found in the 2024 Form 10-K.
In 2024 we won a record $2.5 billion in contract awards, continuing our strong year-over-year growth.

Total revenue increased 2.9% from $1.96 billion in 2023 to $2.02 billion in 2024.	Net income in 2024 was $110.2 million, an increase of 33.4% from $82.6 million in 2023.

Operating income increased 25.3% from $132.3 million in
2023 to $165.8 million in 2024.

ii	2025 Proxy Statement

U.S. GAAP diluted earnings per share (“EPS” or “Diluted EPS”) was up 33.8% to $5.82 in 2024 compared to $4.35 in 2023, of which $0.24 represented tax-effected special charges.
Non-GAAP diluted earnings per share (“Non-GAAP Diluted EPS”) increased 14.6% from $6.50 in 2023 to $7.45 in 2024. Non-GAAP Diluted EPS represents Diluted EPS, excluding the impact of certain items such as special charges and acquisition and divestiture-related expenses that are not indicative of the performance of our ongoing operations, and the impact of amortization of intangible assets related to our prior acquisitions, net of income tax effects. Non-GAAP Diluted EPS differs from other similar Non-GAAP Diluted EPS measures for annual incentive plans (see Annex A) and performance shares (see Annex B). A reconciliation of this Non-GAAP Diluted EPS can be found on Page 71 of the 2024 Form 10-K.

2025 Proxy Statement	iii

COMPENSATION HIGHLIGHTS

The Human Capital Committee of the Board (the “Human Capital Committee”) approved the following actions during fiscal year 2024 to maintain governance best practices and the pay-for-performance nature of our executive compensation program:
•
Continued utilizing performance-based share awards (“PSAs”) as a key component of ICF’s long-term incentive program. PSAs are performance contingent awards under which executives may earn shares depending on the Company’s actual performance against pre-established performance measures. The performance periods of the PSAs are long-term and further align executives’ interests with the interests of long-term stockholders.

•
Conducted an annual review to ensure compliance with stock ownership guidelines for our named executive officers (“NEOs”). As of April 10, 2025, each NEO met the stock ownership guidelines or is expected to meet the applicable stock ownership guidelines within the specified time period.

•
Continued the performance focus of the Company’s annual bonus program, (the “Annual Incentive Plan”), rigorously linking pay to performance. Annual threshold, target and maximum performance goals were established with appropriate incentive payouts at each level.

•	Continued the annual review of NEO compensation against best practices and competitive market data.
•
Extensively reviewed external executive compensation trends to ensure that the Company’s executive compensation practices align with market best practices. The peer group data and other market data from nationwide salary surveys are used to provide a relevant basis for determining executive pay levels.

•
Supported the continuation of an annual, non-binding, advisory vote of the Company’s stockholders regarding the Company’s overall pay-for-performance NEO compensation program (“Say on Pay”). The Say on Pay vote at the Annual Meeting (Proposal 2) will be the fifteenth consecutive annual Say on Pay vote by stockholders.

For additional information on compensation-related matters, see the Compensation Discussion & Analysis (the “CD&A”) section of this Proxy Statement, beginning on Page 40.

iv	2025 Proxy Statement

2024 EXECUTIVE TARGET TOTAL COMPENSATION MIX
Under our executive compensation program, a significant portion of the Chair, President and Chief Executive Officer’s (“CEO’s”) and other NEOs’ annual total compensation opportunity is variable (84% and 67% respectively), based on our operating performance and/or our stock price.

Short-Term Incentives
Long-Term Incentives
Base Salary
SOURCES OF TARGET TOTAL COMPENSATION: SHORT-TERM vs. LONG-TERM INCENTIVE
(Numbers have been rounded)
20.0%
16.0%
CEO
Target Total
Compensation
64.0%
21.8%
33.0%
Other NEOs
Target Total
Compensation
45.2%

2025 Proxy Statement	v

CORPORATE GOVERNANCE HIGHLIGHTS

✔
The Board reflects a range of talents, ages, skills, perspectives, and expertise.
✔
Each director attended over 75% of applicable Board/committee meetings in 2024.
✔
The Board has three (3) independent standing committees, each operating under a written charter, chaired by an independent director and composed entirely of independent directors: Audit, Human Capital, and Governance and Nominating.
✔
The Board has adopted comprehensive Corporate Governance Guidelines to guide its oversight and leadership.
✔
The Governance and Nominating Committee regularly reviews Director education opportunities available to the Board and has identified a series of courses and programs suited to the Directors’ service on the Board and Board committees.
✔
While management is responsible for the day-to-day management of risk, the Board has responsibility for the oversight of enterprise risk management and the annual enterprise risk management plan.
✔
The Board conducts an annual evaluation of the Chair, President and CEO.
✔
ICF has stock ownership guidelines for directors and executive officers.
✔
Pursuant to our Hedging and Pledging Policy, short sales and other hedging transactions, pledging and establishment of margin accounts are fully restricted by directors and executive officers.
✔
The Board reviews management talent and succession planning annually.
✔
No stockholder rights plan or “poison pill” has been adopted.
✔
The Human Capital Committee, in conjunction with an independent compensation consultant, routinely reviews our pay-for-performance executive compensation program.
✔
Neither the Board nor management has engaged in related party transactions.
✔
The severance agreements with the NEOs have a “double trigger” in connection with any severance benefits payable following a change of control.
✔
The Company maintains compensation recovery policies and practices, including a Nasdaq-compliant Compensation Recovery Policy, as well as compensation recovery provisions (including upon events of fraud or detrimental conduct that causes reputational harm to the Company) in its equity compensation plan and related award agreements and severance arrangements.
✔
The Human Capital Committee annually reviews an assessment of compensation-related risks, as more fully described in the CD&A.
✔
The Board has a strong Lead Independent Director with clearly articulated responsibilities.
✔
All current directors are independent, except Mr. Wasson, the Chair, President and CEO.
✔
The Company has a majority voting standard in uncontested director elections.
✔
The Board holds regular executive sessions of non-management directors.
✔
The Board and committees conduct an annual evaluation process, in the form of either a self-evaluation or external evaluation.

vi	2025 Proxy Statement

STOCKHOLDER ACTIONS

ELECT THREE DIRECTORS TO SERVE FOR A TERM EXPIRING AT OUR ANNUAL MEETING IN 2028 (PROPOSAL 1)
Stockholders are being asked to elect three (3) director nominees to our Board of Directors. You will find important information in this Proxy Statement about the qualifications and experience of each of the director nominees you are being asked to elect. The Governance and Nominating Committee performs an annual assessment to evaluate whether ICF’s directors have the skills and experience to effectively oversee the Company. Each of our director nominees is a current director of the Company and has demonstrated leadership ability, sound judgment, integrity and a commitment to the success of our Company.
Director Nominees

Name	Director Since	Age	Independent	Principal Occupation	Other Public Boards	ICF International Board Committees
Ms. Caroline Angoorly	2025	60	YES	Managing Partner of GreenTao LLC	None	None
Dr. Srikant Datar	2006	71	YES	Dean, Harvard Business School at Harvard University	T-Mobile US, Inc.	Audit; Governance and Nominating
Mr. John Wasson	2019	63	NO	President and Chief Executive Officer, ICF International, Inc.	None	None

PROVIDE AN ADVISORY VOTE REGARDING ICF INTERNATIONAL’S OVERALL
PAY-FOR-PERFORMANCE NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM (PROPOSAL 2)
Stockholders are being asked to cast a non-binding, advisory vote on our overall pay-for-performance NEO compensation program. Last year, approximately ninety-eight percent (98%) of the votes cast by our stockholders supported ICF’s overall pay-for-performance executive compensation program. In evaluating this year’s Say on Pay proposal, we recommend that you carefully review the CD&A section of this Proxy Statement which explains how and why the Human Capital Committee arrived at its executive compensation actions and decisions for 2024.
RATIFY THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025 (PROPOSAL 3)
The Audit Committee has appointed, and the Board has approved the appointment of, Grant Thornton as the Company’s independent registered public accounting firm (the “independent auditor”) for the fiscal year ending December 31, 2025. While we are not required to have stockholders ratify the selection of Grant Thornton as the Company’s independent auditor, we are doing so because, among other reasons, we believe it is good corporate governance practice. If stockholders do not ratify the selection, the Audit Committee will reconsider the appointment but may nevertheless retain Grant Thornton as the Company’s independent auditor. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

2025 Proxy Statement	vii

SUBMISSION OF STOCKHOLDER PROPOSALS OR NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in our 2026 proxy statement pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us by December 26, 2025. Notice of stockholder proposals to nominate a person for election as a director or to introduce an item of business at the 2026 annual meeting of stockholders outside Rule 14a-8 must be received by us no earlier than February 4, 2026, and no later than March 6, 2026.
In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director nominee other than the Company’s nominees for consideration by the stockholders at the Company’s 2026 annual meeting of stockholders must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”). Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than April 5, 2026, setting forth all of the information and disclosures required by Rule 14a-19. If the 2026 annual meeting of stockholders is set for a date that is not within thirty (30) calendar days of the anniversary of the date of the 2025 Annual Meeting of Stockholders, then notice must be provided by the later of sixty (60) calendar days of the anniversary of the date of the 2025 Annual Meeting of Stockholders or by the close of business on the tenth (10th) calendar day following the day on which a public announcement of the date of the 2026 annual meeting of stockholders is first made.

viii	2025 Proxy Statement

2025 Proxy Statement	ix

VOTING AND MEETING INFORMATION
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ICF International, Inc. (“ICF International,” “ICF,” the “Company,” “we,” “our” or “us”) to be used at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”). In an effort to manage costs and to reduce the environmental impact of the annual meeting process, the Annual Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/ICFI2025, on June 4, 2025, at 8:00 a.m., Eastern Time. You will not be able to attend the Annual Meeting physically. This Proxy Statement and the enclosed proxy form are being made available over the Internet or delivered by mail, on or about April 25, 2025, to stockholders of record.
VOTING AND MEETING INFORMATION
What is the purpose of the Annual Meeting?
At our Annual Meeting, you will be asked to:

		More Information	Board Recommendation	Votes Required for Approval
PROPOSAL 1	Elect three (3) directors to the Board to serve for a term expiring at our annual meeting of stockholders in 2028.	Page 5	FOR each Director Nominee	Majority of the votes cast with respect to each director in the election of directors.
PROPOSAL 2	Provide an advisory vote regarding ICF International’s overall pay-for-performance named executive officer compensation program (the “Say on Pay” vote).	Page 15	FOR
Majority in voting power of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting for this advisory vote. Note that this is an advisory vote and, while not bound by it, the Board will seriously consider the outcome.

PROPOSAL 3	Ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for fiscal year 2025.	Page 16	FOR
Majority in voting power of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting for this advisory vote. Note that this is an advisory vote and, while not bound by it, the Board will seriously consider the outcome.

2025 Proxy Statement	1

VOTING AND MEETING INFORMATION
How does the Board recommend that I vote?
Our Board recommends that you vote your shares: (a) FOR each of the nominees for election to the Board; and (b) FOR Proposals 2 and 3.
Who is entitled to vote?
Holders of record of our common stock as of the close of business on April 10, 2025, are entitled to vote at the Annual Meeting. On that date, we had 18,411,115 outstanding shares of common stock. We have no other outstanding classes of stock that are entitled to vote at the Annual Meeting. Voting stockholders are entitled to one (1) vote per share.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
We are pleased to utilize the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of such materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail.
To reduce the expense of delivering duplicate notices to stockholders, we are relying upon SEC rules that permit us to deliver only one (1) set of proxy materials to multiple stockholders who share an address. We will send a separate notice to each stockholder about this option, and we will deliver (a) a separate copy of proxy materials to any stockholder at a shared address who requests their own copy or (b) a single copy of proxy materials if multiple copies are sent to one (1) address and the stockholders who share the address would like to receive a single copy. Requests should be made to ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia 20190, Attention: Corporate Secretary, phone number (703) 934-3000.
How can I access the proxy materials over the Internet?
Your notice of the Internet availability of proxy materials, proxy form, or voting instruction form will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are also publicly available, free of charge, at www.proxyvote.com. Our proxy materials will be available at this website through the conclusion of the Annual Meeting.
Your notice of the Internet availability of proxy materials, proxy form, or voting instruction form will contain instructions on how you may request electronic access to proxy materials on an ongoing basis. Choosing to access your proxy materials electronically will help us conserve natural resources and reduce costs of printing and distributing our proxy materials.
How may I obtain a paper copy of the Company’s proxy
materials, 2024 Form 10-K, and/or other financial
information?
Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions regarding how to obtain a paper copy of the proxy materials on their notice. Stockholders also may request a free copy of this Proxy Statement and/or our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025 (the “2024 Form 10-K”), by writing to: ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia 20190, Attention: Corporate Secretary. Alternatively, stockholders can access our 2024 Form 10-K on our Investor Relations website at: http://investor.icf.com. We will also furnish any exhibit to the 2024 Form 10-K, if specifically requested.
How do I vote?
You may vote electronically via live webcast at the Annual Meeting, or in advance of the Annual Meeting on the Internet, by telephone, or through a proxy or voting instruction form. Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy form or a voting instruction form by mail may either:
(a)	submit their proxy over the Internet using their computer or by telephone by following the instructions on the proxy form or voting instruction form; or
(b)	submit their proxy by mail by signing and dating the proxy form or voting instruction form received and returning it in the prepaid envelope.
What if I hold shares indirectly?
If you hold shares in a stock brokerage account, or through a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote. If you do not direct your broker, bank or nominee how to vote, they are permitted to vote your shares on the ratification of the selection of the independent registered public accounting firm, even if you do not furnish voting instructions; however, they are generally not permitted to vote on other matters.
If your shares are held in street name, your broker, bank or other nominee may have procedures that will permit you to vote by telephone or electronically through the Internet.
Can I change my vote?
You have the right to revoke your proxy at any time before votes are counted at the Annual Meeting by:
•	voting electronically via live webcast at the Annual Meeting;
•
entering a new vote by using the Internet or the telephone, or by mailing a new proxy form or new voting instruction form bearing a later date, which will automatically revoke your earlier voting instructions; or

2	2025 Proxy Statement

VOTING AND MEETING INFORMATION
•	notifying us at our corporate offices by writing to ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia, 20190, Attention: Corporate Secretary.
Attendance at the Annual Meeting via attending the webcast will not itself constitute revocation of your proxy.
Attending the Annual Meeting
Attendance at the Annual Meeting is limited to stockholders who, as of the record date, are:
•	stockholders of record;
•	beneficial holders of ICF International common stock held by a broker, bank, or other nominee; or
•	authorized representatives of entities who are record or beneficial holders.
To listen and participate in the Annual Meeting, please visit www.virtualshareholdermeeting.com/ICFI2025 and enter the sixteen (16)-digit control number included on your notice, proxy card or voting instruction form. You may log in fifteen (15) minutes before the start of the Annual Meeting to test your Internet connectivity. You can vote and submit questions while attending the meeting online.
How do I submit questions and vote electronically?
You may log in fifteen (15) minutes before the start of the Annual Meeting to submit questions online. You will be able to submit questions during the Annual Meeting as well. Once you have logged into the webcast, type your question into the “Ask a Question” box and click “Submit”. The webcast will be available at www.virtualshareholdermeeting.com/ICFI2025.
You will also be able to vote during the Annual Meeting by providing your sixteen (16)-digit control number when logging into the webcast at www.virtualshareholdermeeting.com/ICFI2025.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
What are the requirements and procedures for a quorum, abstentions, and broker non-votes?
Your shares are counted as “present” at the Annual Meeting if you attend the meeting electronically, if you properly return a proxy by mail, if you vote by telephone or electronically, or if you hold your shares in street name and your broker, bank, or other nominee votes your shares on Proposal 3. In order for us to vote on matters at the Annual Meeting, a majority in voting power of our outstanding shares of common stock as of April 10, 2025, entitled to vote at the Annual Meeting, must be present electronically via live webcast or by proxy at the Annual Meeting. This is referred to as a quorum. If a quorum is not present, the Annual Meeting will be adjourned or postponed until a quorum is present. Generally, abstentions will be counted for purposes of establishing a quorum at the meeting and will be counted as having voted against a particular proposal. Broker non-votes will generally be counted for purposes of establishing a quorum but will not be counted as having voted at all on a particular proposal. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and/or has not received voting instructions from the beneficial owner.
How many votes are needed to approve each item?
For Proposal 1, the election of three (3) directors, each for a term of three (3) years:
•	You may vote “for” or “against” each nominee or you may abstain from voting.
•	There is no cumulative voting for the election of directors.
•
For uncontested director elections, each director nominee must be elected by a majority of the votes cast, which means that nominee(s) receiving more “for” votes than “against” votes cast will be elected.

•	Abstentions will have no effect on the outcome of the election.
•
The election of directors is a non-routine proposal, which means that brokers, banks, or other nominees do not have discretion to vote any uninstructed shares. Broker non-votes represent votes not entitled to be cast on this matter and thus will have no effect on the result of the vote.

Proposal 2, the Say on Pay vote, is an advisory vote regarding the overall pay-for-performance compensation program for the Company’s named executive officers (“NEOs”).
•	You may vote “for” or “against” the Company’s compensation program, or you may abstain from voting.
•
Because this is an advisory vote, there is no minimum stockholder approval requirement; however, in order for the resolution to “pass”, a majority of the votes entitled to be cast must be “for” this proposal. While the Board is not bound by the outcome of this vote, the Human Capital Committee of the Board (the “Human Capital Committee”) will seriously consider the outcome when making compensation decisions (and recommending compensation with respect to our Chief Executive Officer (“CEO”) to the full Board) in future years.

•	Abstentions will have the same effect as voting against this proposal.
•
This proposal is a non-routine proposal which means that brokers, banks or other nominees do not have discretion to vote any uninstructed shares. Broker non-votes represent votes not entitled to be cast on this matter and thus will have no effect on the result of the vote.

In voting on Proposal 3, the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:
•	You may vote “for” or “against” the proposal, or you may abstain from voting.

2025 Proxy Statement	3

VOTING AND MEETING INFORMATION
•
Because this is an advisory vote that is conducted in the interest of good corporate governance, there is no minimum stockholder approval requirement; however, in order for the resolution to “pass”, a majority of the votes entitled to be cast must be “for” this proposal. While the Audit Committee of the Board (the “Audit Committee”) is not bound by the outcome of this vote, it will seriously consider the outcome when electing to retain Grant Thornton as the Company’s independent registered public accounting firm in future years.

•	Abstentions will have the same effect as voting against the proposal.
•	The Company does not expect broker non-votes for this Proposal, as ratification of the independent registered public accounting firm is considered a routine matter under applicable rules.
To minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice of Internet Availability of Proxy Materials or voting instruction form and/or by the organization that holds your shares.
How will voting on any other business be conducted?
We currently do not know of any business to be considered at the Annual Meeting other than the three (3) proposals described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy gives authority to the named proxies to vote your shares on such matters, including any adjournment or postponement of the meeting, at their discretion.
Who will count the vote?
A representative of American Election Services, LLC will tabulate the votes and act as inspector of elections.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published within four (4) business days following the conclusion of the Annual Meeting via a Form 8-K current event filing.

4	2025 Proxy Statement

PROPOSAL 1
PROPOSAL 1
ELECTION OF DIRECTORS
Our authorized number of directors is presently fixed at eight (8) and divided into three (3) classes, as noted below:

CLASS I	CLASS II	CLASS III
Ms. Caroline Angoorly	Ms. Marilyn Crouther	Mr. Randall Mehl
Dr. Srikant M. Datar	Mr. Michael J. Van Handel	Mr. Scott Salmirs
Mr. John M. Wasson	Dr. Michelle A. Williams

Our directors are elected to serve three (3)-year terms, and only the term of office of one (1) class of directors expires at each annual meeting of stockholders.
The Board has nominated the following individuals for election as directors for a term expiring at our annual meeting of stockholders in 2028 or until their respective successors have been elected and qualified. Each are currently Class I directors.
➢   Ms. Caroline Angoorly
➢   Dr. Srikant M. Datar
➢   Mr. John M. Wasson
If any of these nominees becomes unavailable for election, the proxy may be used to vote for a substitute, or in favor of holding a vacancy to be filled by the directors. We have no reason to believe that any nominee will be unavailable.
Each of the nominees and each continuing director is a seasoned business leader who contributes an array of experience, qualifications, attributes, and skills to the Board. The following pages regarding each nominee and each continuing director provide background information and a summary of some of each person’s key qualifications to serve as a director, including each person’s business experience for at least the last five (5) years. Please also see the chart summarizing how each nominee and each continuing director reflects Board selection criteria, as adopted by our Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”). The age indicated for each individual is as of December 31, 2024.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES

2025 Proxy Statement	5

PROPOSAL 1
The Governance and Nominating Committee maintains, and regularly reviews and updates, a Director Qualifications matrix to assist the committee in evaluating director candidates for the Board. These qualifications (including integrity as a pre-requisite), and an indication of which qualifications, experience and other factors are particularly satisfied by each nominee and continuing director, are summarized below:

INTEGRITY
Integrity Reputation for integrity, honesty and adherence to high ethical standards, and no conflict of interest that would impair ability to fulfill responsibilities as a director	Prerequisite
Governance and Risk Management Strengths and experience that contribute to an ability to serve effectively on one (1) or more Board Committees (Audit, Human Capital, Governance and Nominating)
Leadership and Professional Experience Experience or equivalent as chief executive, chief financial officer or other significant and relevant leadership
Relevant Industry Relevant and sustained experience in the industries in which we participate.
Government Contracting
Energy
Public Health
Technology
SIGNIFICANT COMPLEMENTARY EXPERIENCE AND FACTORS
Financial Demonstrated finance, public reporting and/or capital markets experience
Mergers and Acquisitions Demonstrated experience in mergers and acquisitions and integration
Technology, Innovation and Design Thinking Contributions to development and innovation in business systems, technology, design thinking, analytics and digital transformation
Sales and Marketing Demonstrated experience in sales and marketing, market development and driving large-scale services enterprises
Commitment and Collaboration Commitment to devoting appropriate effort to Board service, and collegial decision making, as well as charitable or other community service endeavors

6	2025 Proxy Statement

PROPOSAL 1
Nominees for Election as Class I Directors for a Term Expiring in 2028

Caroline Angoorly
Managing Partner of GreenTao LLC
Director Since 2025 Age 60 Board Committees: None

WHY THIS DIRECTOR IS VALUABLE TO ICF
Ms. Angoorly brings significant energy experience to the ICF Board. She is an experienced non-executive director and C-level executive of both public and private companies in the energy, environmental and sustainable infrastructure sectors and well positioned to contribute to businesses in or adjacent to process industries where energy inputs and emissions outputs are central. Ms. Angoorly has particular expertise in devising and integrating sustainability strategies, developing and financing greenfield power projects, and building and running clean energy and sustainable infrastructure businesses and funds, including self-sustaining green banks. A third-party search firm was retained to assist with a director search and recommended Ms. Angoorly as a candidate to serve on the Board.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Sales & Marketing	Commitment/ Collaboration

CAREER HIGHLIGHTS
GreenTao, LLC, a specialized business growth, project development, financing, strategy and execution firm
Managing Partner and Founder (2009 to present)
Warwick Carbon Solutions Development Company, LP, a targeted developer of energy transition projects
Chief Commercial Officer (2024 to 2025)
Senior Advisor (2020 to 2024)
NY Green Bank, a division of NYSERDA and a state-sponsored specialized investment fund dedicated to bridging financial gaps in clean energy and renewable infrastructure markets.
Founding Chief Operating Officer (2014 to 2019)
J.P. Morgan Chase & Co., Inc., advancing solutions that help address climate change and contribute to sustainable development.
Head of Environmental Markets, North America (2008 to 2009)
NRG Energy, Inc., a Fortune 500 leading energy and home services company operating in the United States and Canada
Senior Vice President and Head of Development, Northeast (2006 to 2007)
Vice President, Environmental and New Business (2004 to 2006)
Enel SpA, an Italian multinational manufacturer and distributor of electricity and gas.
Vice President and General Counsel, Enel Green Power North America, Inc. (2001 to 2004)
Line56 Media, a business-to business e-commerce start-up in Los Angeles
Chief Financial Officer (2000 to 2001)
PAST PUBLIC COMPANY DIRECTORSHIPS
Denbury, Inc. a carbon solutions company acquired by Exxon Mobil in 2023
Non-Executive Director (2020 to 2023)
Sustainability & Governance Committee, chair (2020 to 2023)
CURRENT NON-PUBLIC COMPANY DIRECTORSHIPS
Cyrq Energy, Non-Executive Director (2021 to present)
EDUCATION
M.B.A., The University of Melbourne (Australia)
B.S. in Geology and Bachelor of Laws (Honors), Monash University (Australia)

2025 Proxy Statement	7

PROPOSAL 1

Dr. Srikant M. Datar
Dean, Harvard Business School at Harvard University
Director Since 2006 Age 71 Board Committees: Audit and Governance and Nominating

WHY THIS DIRECTOR IS VALUABLE TO ICF
Dr. Datar brings to ICF’s Board nationally recognized contributions and thought leadership relevant to our core business. He has extensive leadership and experience in technology, innovation and design thinking through teaching and research involving data science, machine learning and artificial intelligence, as well as implementation of large transformation projects. His governance and risk management experience includes his service as a director at multiple public companies and as Dean of the Harvard Business School. His work entails extensive financial, capital markets and mergers and acquisition experience, along with a commitment to serving charitable and community service organizations. In recognition of his extensive contributions and experience as a director, Dr. Datar received the 2020 Public Company Director Award from the National Association of Corporate Directors.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Commitment/ Collaboration

Career Highlights
Harvard University
Dean of the Business School (2021 to present)
George F. Baker Professor of Administration (2021 to present)
Arthur Lowes Dickinson Professor at the Graduate School of Business Administration at Harvard University (1996 to 2020)
Faculty Chair for Harvard Innovation Labs and Senior Associate Dean University Affairs (2015 to 2020)
Current Public Company Directorships
T-Mobile US, Inc. a U.S. based wireless network operator (NYSE: TMUS)
Director, (2013 to present)
Audit Committee, Chair (2013 to present)
Past Public Company Directorships
Stryker Corporation, a medical technologies firm (NYSE: SYK)
Director (2009 to 2024)
Compensation Committee member (2016 to 2024)
Nomination and Governance Committee member (2016 to 2024)
Novartis AG, a holding company organized under Swiss law and publicly traded on the SWX Swiss Stock Exchange and the NYSE (NYSE: NVS), in the form of American Depositary Shares
Director, (2003 to 2021)
Audit and Compliance Committee member (2005 to present), Chair (2009 to 2016)
Compensation Committee member (2008 to 2021)
Risk Committee member (2011 to present), Chair (2016 to 2021)
Education
Ph.D. in Business, M.S. Statistics and Economics, Stanford University
B.S. in Math and Economics, Bombay University, India

8	2025 Proxy Statement

PROPOSAL 1

John M. Wasson
Chair, President and Chief Executive Officer, ICF International, Inc.
Director Since 2019 Age 63

WHY THIS DIRECTOR IS VALUABLE TO ICF
Mr. Wasson is an expert in strategic growth and operational excellence. During his over 35-year career at ICF,
Mr. Wasson has led government and commercial client work in energy, environment, transportation, public health, and technology markets. He served as Chief Operating Officer from 2003 to 2019, before ICF’s Board of Directors appointed him as Chief Executive Officer on October 1, 2019. He has extensive experience leading ICF’s business and growth in its core areas and has demonstrated governance and risk management experience as a C-suite executive. He also has significant and sustained financial, mergers and acquisition, technology and innovation, and sales and marketing experience. Mr. Wasson is highly active in charitable organizations and educational institutions.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Sales & Marketing	Commitment/ Collaboration

Career Highlights
ICF International, Inc.
Chair of the Board (2021 to present)
President and Chief Executive Officer (2019 to present)
President and Chief Operating Officer (2010 to 2019)
Chief Operating Officer (2003 to 2010)
Joined ICF in 1987 as an associate and in 1994 became an officer of the Company
Current Non-Public Directorships
Northern Virginia Technology Council, Board Member (2018 to present)
The Flint Hill School, Member, Board of Trustees (2017 to present)
PAST NON-PUBLIC DIRECTORSHIPS
UC Davis Foundation, Board of Trustees (2018 to 2020)
Professional and Leadership Positions
University of California Davis College of Engineering, Member, Dean’s Executive Committee (2014 to present)
Education
B.S. in Chemical Engineering, University of California, Davis
M.S. in Technology and Policy Program, Massachusetts Institute of Technology

2025 Proxy Statement	9

PROPOSAL 1
Class II Directors, Term Expiring in 2026

Marilyn Crouther
CEO & Principal, Crouther Consulting, LLC
Director Since 2020 Age 59 Board Committees: Audit (Chair) and Human Capital

WHY THIS DIRECTOR IS VALUABLE TO ICF
Ms. Crouther brings expertise in IT modernization and more than 30 years of experience to ICF’s Board. She has a distinguished career as a senior business and finance executive at leading companies in our industry as well as extensive experience as an executive in government contracting and the technology space. Ms. Crouther also has expertise in governance and risk management, as a director and an executive, at public companies. She has demonstrated and sustained financial, mergers and acquisitions, transformational technology and IT modernization, and sales and marketing experience during her career, along with her commitment to industry, community and non-profit organizations.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Sales & Marketing	Commitment/ Collaboration

Career Highlights
Crouther Consulting, LLC., a provider of consulting services to IT companies, corporate executives and small businesses
CEO and Principal (2018 to present)
DXC Technology, a global IT services and solutions leader (resulting from the merger of Hewlett Packard Enterprise-Enterprise Services and Computer Science Corporation) (NYSE: DXC)
Senior Vice President and General Manager, US Public Sector (2017 to 2018)
Hewlett Packard Enterprise, an information technology company (NYSE: HPE)
Senior Vice President and General Manager (2015 to 2017)
Hewlett Packard Company, a Fortune 500 developer and provider of hardware, software and related services
Senior Vice President and General Manager, US Public Sector (2011 to 2015)
Vice President & CFO, US Public Sector (1999 to 2011)
Several other senior finance and accounting positions (1989 to 1999)
Current Public Company Directorships
Capri Holdings Limited, a global fashion luxury group, consisting of iconic brands that are industry leaders in design, style, and craftsmanship (NYSE: CPRI)
Director (2021 to present)
Audit Committee member (2021 to present), Chair (2023 to present)
Compensation and Talent Committee member (2021 to present)
Current Non-Public Directorships
Information Technology Senior Management Forum (2020 to present)
Past Non-Public Directorships
Center for Innovative Technology (2017 to 2020)
Northern Virginia Technology Council, Vice Chair (2017 to 2018), Director (2012 to 2017)
Collaborate to Educate Our Sons (2018 to 2020)
Education
B.S in Professional Accountancy, Mississippi State University
Finance Certificate, Southern Methodist University
Thunderbird Executive Development Program, Arizona State University
Corporate Director Certificate, Harvard Business School

10	2025 Proxy Statement

PROPOSAL 1

Michael J. Van Handel
Retired Executive Vice President and Chief Financial Officer of ManpowerGroup
Director Since 2017 Age 65 Board Committees: Audit and Governance and Nominating (Chair)

WHY THIS DIRECTOR IS VALUABLE TO ICF
Mr. Van Handel brings decades of financial, operational and mergers and acquisitions experience to ICF’s Board as the former chief financial officer of a publicly-traded company. He has demonstrated extensive financial and planning analysis, capital markets and mergers and acquisitions experience throughout his career. Additionally, Mr. Van Handel brings significant governance and risk management experience as a director and senior executive of a public company. Mr. Van Handel is also highly active in service to community and educational organizations.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Commitment/ Collaboration

Career Highlights
ManpowerGroup Inc., a leading global workforce solutions company (NYSE: MAN)
Senior Executive Vice President (2016 to 2017)
Chief Financial Officer (1998 to 2016)
Several other senior finance and accounting positions (1989 to 1998)
Current Public Company Directorships
ManpowerGroup Inc.
Director (2017 to present)
Governance and Sustainability Committee member (2022 to present), Chair (2024 to present)
Current Non-Public Directorships
BMO Financial Corporation, a U.S. bank and financial holding company, and wholly-owned subsidiary of Bank of Montreal
Director (2006 to present)
Audit Committee member (2006 to present) Chair (2012 to present)
Nominating & Governance Committee member (2012 to present), Chair (2017 to present)
Risk Oversight Committee member (2006 to 2017)
Past Non-Public Directorships
Milwaukee Youth Symphony Orchestra Director (2007 to 2018)
Professional and Leadership Positions
Leadership Council Member for Marquette University College of Business Administration (2007 to 2017)
Education
B.S. in Accounting, Marquette University
M.B.A. in Banking and Finance, University of Wisconsin - Madison

2025 Proxy Statement	11

PROPOSAL 1

Dr. Michelle A. Williams
Professor of Epidemiology and Population Health, Stanford University and Adjunct Professor, Harvard T.H. Chan School of Public Health
Director Since 2021 Age 63 Board Committees: Audit

WHY THIS DIRECTOR IS VALUABLE TO ICF
Dr. Williams brings to ICF’s Board her distinguished contributions and thought leadership relevant to one of our core businesses. She previously served as the Dean of Harvard T.H. Chan School of Public Health. For more than 35 years, she has been a public health research and academic leader. Dr. Williams has nationally recognized expertise in epidemiology. Her expertise in design thinking and analytics, particularly at the intersection of health, data and technology experience, and her work across government, non-governmental organizations and other companies in the field of public health enables her to provide important insights and contributions to ICF’s business. Additionally, Dr. Williams is highly active in service to global and national public health organizations.

Integrity	Leadership	Relevant Industry	Technology/ Innovation	Commitment/ Collaboration

Career Highlights
Stanford University
Professor of Epidemiology and Population Health (2025 to present)
Harvard University
Adjunct professor, Harvard T.H. Chan School of Public Health (2025 to present)
Joan and Julius Jacobson Professor of Epidemiology and Public Health, Harvard T.H. Chan School of Public Health (2023 to 2024)
Dean, Harvard T. H. Chan School of Public Health, and Angelopoulos Professor in Public Health and International Development at the Harvard Kennedy School (2015 to 2023)
Stephan B. Kay Family Professor of Public Health and Chair of Epidemiology Department (2011 to 2015)
Program Leader of Population Health and Health Disparities Research Programs (2015 to 2020)
Fred Hutchins Cancer Research Center, Seattle WA, Affiliate Investigator (1992 to 2010)
University of Washington School of Public Health
Professor (1992 to 2011)
Williams Consulting, LLC (2001 to present)
Current Non-Public Directorships
Mental Health Coalition Director (2023 to present)
Al4 Healthy Cities (Novartis Foundation), Co-Chair of Expert Council (2023 to present)
Mass. General Hospital, McCance Center, External Advisory Board Member (2020 to present)
Vanke School of Public Health, Tsinghua University, International Advisory Board (2020 to present)
Chulalongkorn University, School of Global Health, Advisory Board Member (2021 to present)
McLean Hospital, Director (2019 to present)
Americares, Director (2021 to present)
Professional Associations
National Academy of Medicine (2016 to present)
Society for Epidemiologic Research (1989 to present)
American Epidemiological Society (2006 to present), President (2019)
Education
A.B. in Biology and Genetics, Princeton University
M.S. in Civil Engineering, Tufts University
ScD and S.M, in Epidemiology, Harvard T.H. Chan School of Public Health

12	2025 Proxy Statement

PROPOSAL 1
Class III Directors, Term Expiring in 2027

Randall Mehl
President & Chief Investment Officer of Stewardship Capital LLC
Director Since 2017 Age 57 Board Committees: Human Capital

WHY THIS DIRECTOR IS VALUABLE TO ICF
Mr. Mehl brings significant leadership experience to the ICF Board. Having served on the boards of multiple companies in the technology and technology-enabled services sectors, including two other public companies, Mr. Mehl brings meaningful insights to strategy, governance, and risk management. As a former leader in private equity and equity research, he has demonstrated expertise in areas such as capital deployment, mergers and acquisitions, and financing, especially in the areas of technology and technology-enabled services sectors. Mr. Mehl is also highly active in charitable and community service organizations.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Commitment/ Collaboration

Career Highlights
Stewardship Capital LLC, which provides investment advisory services and manages a family office fund that invests in technology and services sectors
President & Chief Investment Officer (2017 to present)
Baird Capital Partners, a private equity investing company focused on middle market buyouts
Partner (2005 to 2016)
Robert W. Baird & Co., a full-service investment banking, asset management and capital markets company
Managing Director (1996 to 2005)
Accenture, a leading global professional services company focused on innovation
Business Systems Consultant (1990 to 2003)
Current Public Company Directorships
Kforce, Inc., a professional staffing provider (NASDAQ: KFRC)
Director (2017 to present)
Audit Committee member (2017 to 2022)
Compensation Committee (Chair) (2022 to present)
Corporate Governance Committee member (2017 to present)
Nominating Committee member (2020 to present)
Insperity, Inc., a professional employer organization (NYSE: NSP)
Director (2017 to present)
Compensation Committee member (2018 to present)
Finance, Risk Management and Audit Committee member (2017 to 2018)
Current Non-Public Company Directorships
Krueger International, Director (2024 to present)
Eastbrook Academy, Vice Chairman (2020 to present)
Education
B.S. in Business Administration and Management, Bowling Green State University
M.B.A., University of Chicago Graduate School of Business

2025 Proxy Statement	13

PROPOSAL 1

Scott Salmirs
President and Chief Executive Officer, ABM Industries Incorporated
Director Since 2021 Age 62 Board Committees: Human Capital and Governance and Nominating

WHY THIS DIRECTOR IS VALUABLE TO ICF
Mr. Salmirs brings extensive executive leadership experience to ICF’s Board, including decades of experience in maintaining business growth through transformative strategies. Prior to joining ABM, Mr. Salmirs held leadership positions at Goldman Sachs, Lehman Brothers, and CBRE. He has experience in clean energy initiatives, mergers and acquisitions, and extensive experience with financial and capital markets. Throughout his career, Mr. Salmirs has developed key governance, risk management, technology and innovation, and sales and marketing expertise. Mr. Salmirs is also highly active in multiple community service and charitable organizations.

Integrity	Governance	Leadership	Relevant Industry	Financial	M&A	Technology/ Innovation	Sales & Marketing	Commitment/ Collaboration

Career Highlights
ABM Industries, Incorporated, a facility management provider (NYSE: ABM)
President and Chief Executive Officer (2015 to present)
Executive Vice President, ABM Industries (2014 to 2015)
Executive Vice President, ABM Onsite Services, Northeast (2003 to 2014)
Lehman Brothers, Inc., a global financial services firm
Senior Vice President (2001 to 2003)
The Goldman Sachs Group, Inc., a global financial services firm
Vice President (1998 to 2001)
CBRE (Insignia/Edward S. Gordon Company, Inc.), a leading real estate services company
Managing Director (1993 to 1998)
Current Public Company Directorships
ABM Industries Incorporated, a facility management provider (NYSE: ABM)
Executive Director, (2015 to present)
Current Non-Public Directorships
Partnership for New York City, Board Member (2018 to present)
Outreach Project, Board Member (2007 to present)
Donate 8, Founding Board Member (2014 to present)
LiveOnNY, Board Member (2024 to present)
State University of New York College at Oneonta, Board Member, Board Advisory Council (2007 to present)
Education
B.S. in Economics, State University of New York at Oneonta
M.B.A., State University of New York at Binghamton

14	2025 Proxy Statement

PROPOSAL 2
PROPOSAL 2
ADVISORY SAY ON PAY VOTE REGARDING ICF’S
OVERALL PAY-FOR-PERFORMANCE NAMED EXECUTIVE OFFICER
COMPENSATION PROGRAM
In April of 2023, the Board approved a resolution providing that the Company would hold an annual stockholder advisory vote on executive compensation, as advised by the Company’s stockholders at the 2023 annual meeting of stockholders. Pursuant to that resolution and as required pursuant to Regulation 14A of the Exchange Act, this proposal, commonly known as a “Say on Pay” proposal gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s NEO compensation program through the following resolution:
“Resolved, that the stockholders approve ICF International’s overall pay-for-performance executive compensation program for its named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and the related narratives and other materials in the Proxy Statement.”
Approval of the Say on Pay proposal requires the affirmative vote of a majority of the votes entitled to vote thereon to be present electronically via live webcast or by proxy at the Annual Meeting.
The Human Capital Committee and the full Board believe that the Company’s executive compensation program, as described in the Compensation Discussion and Analysis (“CD&A”) and other sections noted in the resolution set forth above, reflects a pay-for-performance culture at the Company that is rooted in our values. The Human Capital Committee and the Board believe that the executive compensation program is rational and effective in that it aligns the interests of the NEOs with both the short-term and long-term interests of stockholders, while reducing incentives for unnecessary and excessive risk taking.
In making a decision on the Say on Pay proposal the Board asks that stockholders consider the following:
○	ICF’s NEO compensation is competitive and in line with its market peers.
○	ICF’s executive compensation program is incentive-based and reflects a pay-for-performance culture.
○	ICF’s executive compensation program relies heavily on stock-based awards vesting over a period of time.
○	Performance Share Awards vest over three (3) years, contingent on achievement of certain performance thresholds.
○
Restricted Stock Units vest over a period of three (3) years with twenty-five percent (25%) vesting on each of the first (1st) anniversary and second (2nd) anniversary, and fifty percent (50%) vesting on the third (3rd) anniversary.

○	Our performance-equity program (the “Performance Program”) further emphasizes ICF’s commitment to a pay-for-performance culture that links compensation to positive results.
○	ICF offers no material perquisites.
○
ICF maintains compensation recovery policies and practices that meet and exceed the requirements of Rule 5608 of the Nasdaq Rulebook by providing for potential recovery of incentive compensation in the event of financial restatements (whether or not the result of fraud) or detrimental conduct causing business or reputational harm to the Company, among other triggers.

○	ICF maintains strong corporate governance practices.
At the Company’s 2024 annual meeting of stockholders, approximately ninety-eight percent (98%) of the votes cast on the Say on Pay proposal were voted in favor of our overall pay-for-performance NEO compensation program. The Human Capital Committee and the Board believe this affirms the stockholders’ strong support of the Company’s approach to NEO compensation.
In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to the Human Capital Committee and Board but will not be binding. The Human Capital Committee and the Board will seriously consider the outcome of this vote when determining future compensation arrangements for NEOs.
It is expected that the next Say on Pay vote will occur at the 2026 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY SAY ON PAY VOTE REGARDING ICF’S OVERALL PAY-FOR-PERFORMANCE NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM

2025 Proxy Statement	15

PROPOSAL 3
PROPOSAL 3
RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP to serve as our independent registered public accounting firm (the “independent auditor”) for the fiscal year ending December 31, 2025, and requests that stockholders ratify this appointment. For a discussion of factors considered by the Audit Committee in connection with the appointment of Grant Thornton, see “Audit Committee Report – Auditor Selection”.
Grant Thornton previously audited our consolidated financial statements for 2024 and 2023. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
If our stockholders do not ratify Grant Thornton as our independent auditor, the Audit Committee may reconsider its decision. Even if stockholders vote in favor of the appointment, the Audit Committee may, in its discretion, and without re-submitting the matter to the Company’s stockholders, direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

DESCRIPTION OF PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees for professional audit services provided by Grant Thornton for the audit of our annual financial statements for the fiscal years ended December 31, 2024, and 2023, and fees billed for other services provided by Grant Thornton during those periods:

Type of Fees	2024	2023
Audit fees	$ 2,247,969	$ 2,130,623
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$ 2,247,969	$2,130,623

Audit Fees
These are fees for professional services rendered by Grant Thornton for the audits of our annual consolidated financial statements, the audit of internal controls over financial reporting, the review of consolidated financial statements included in our quarterly reports on Form 10-Q, and the audit of our compliance with OMB Circular A-133. The audit fees provided by Grant Thornton also include services that were provided in connection with certain non-U.S. statutory audits.
Audit-Related Fees
Audit-related fees comprise fees for professional services rendered by Grant Thornton and include employee benefit plan audits, due diligence related to acquisitions and accounting consultations that are not reported in “Audit Fees”. There were no such services rendered by Grant Thornton in 2024 or 2023 that met the above category description.
Tax Fees
These are fees for professional services rendered by Grant Thornton with respect to tax compliance, tax advice, and tax planning. There were no services rendered by Grant Thornton in 2024 or 2023 that met the above category description as such services were performed by other service providers.
All Other Fees
These are fees for professional services rendered by Grant Thornton for products and services other than the services reported in “Audit Fees”, “Audit-Related Fees” or “Tax Fees” and include statutory filings and related fees for the Company’s international business. There were no such fees rendered by Grant Thornton in 2024 or 2023 that met the above category description.

16	2025 Proxy Statement

PROPOSAL 3
Pre-Approval of Audit and Non-Audit Services
The Audit Committee is authorized by its charter to pre-approve all audit and permitted non-audit services to be performed by our independent auditor. The Audit Committee reviews and approves the independent auditor’s retention to perform audit services, including the associated fees. The Audit Committee also evaluates other known potential engagements of the independent auditor, including the scope of the proposed work and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At subsequent meetings, the Audit Committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval. The Audit Committee has delegated authority to the Chair of the Audit Committee to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between Audit Committee meetings. If the Chair approves any such engagement, he or she will report that approval to the full Audit Committee at its next meeting.
Approval of Fees
Our Audit Committee has reviewed all of the fees described above. In connection with the Audit Committee’s review and approval of the amount of fees paid to the independent auditor for audit, audit-related, and other services, the Audit Committee considers, among other factors:
•	The independent auditor’s qualifications and quality control procedures;
•	The quality of the independent auditor’s overall performance;
•	The complexity of the audit and related services in a particular year;
•	Publicly available information concerning audit fees paid by peer companies; and
•	The impact, if any, of the level of audit and non-audit fees on the auditor’s independence.
The Audit Committee believes that such fees are compatible with maintaining the independence of Grant Thornton.

2025 Proxy Statement	17

AUDIT COMMITTEE REPORT
AUDIT COMMITTEE REPORT
The Audit Committee is appointed by the Board, and each of the members of the Audit Committee has been determined by the Board to be “independent” under the applicable Nasdaq standards. The Board has also determined that all of the members of the Audit Committee are “financially literate” under the Nasdaq rules. The Audit Committee’s Chair, Ms. Marilyn Crouther, and Committee members Mr. Michael Van Handel and Dr. Srikant Datar each qualify and are designated as “audit committee financial experts”, as defined by the SEC.
Audit Committee Duties
Under the Audit Committee’s Charter, the committee’s duties and responsibilities include, among others:
•	Overseeing the relationship with the independent auditor, including being directly responsible for the appointment and compensation of the Company’s independent auditor;
•	Assessing the qualifications, performance and independence of the Company’s independent auditor;
•	Reviewing the activities, qualifications, and performance of the Company’s internal audit function;
•	Monitoring financial reporting and disclosure and related matters;
•	Reviewing and evaluating the Company’s overall risk profile, the procedures and policies adopted to identify and manage such risks and related disclosures;
•	Retaining independent external advisors, as the Audit Committee determines necessary or appropriate;
•	Annually reviewing the adequacy of the Audit Committee’s charter and the Audit Committee’s own performance; and
•	Preparing this report to the Company’s stockholders.
The Audit Committee also periodically reviews the Company’s Code of Business Ethics and Conduct (the “Code of Ethics”) and receives reports from the Company’s Compliance Committee, a management committee which is charged with the implementation of the Code of Ethics. In connection with these responsibilities, the Audit Committee oversees the Company’s procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints received by the Company’s Compliance Committee. The Company encourages employees and third-party individuals and organizations to report concerns about our accounting, internal accounting controls, auditing matters, or other matters that may or appear to involve financial or any other wrongdoing.
Audit Committee Oversight Role
In performing its functions, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies on the work and assurances of: (a) the Company’s management, which has the primary responsibility for financial statements and reports, internal controls and financial reporting processes; (b) the internal audit function; and (c) the independent auditor that, in its reports, expresses opinions on the conformity of the Company’s financial statements to United States Generally Accepted Accounting Principles and on the effectiveness of the Company’s internal controls over financial reporting.
Audit Committee Activities
During the year, the Audit Committee meets with management and representatives of the independent auditor and the internal audit function to review and discuss the Company’s quarterly financial statements before the Company’s results are released to the public. Members of the Committee also review the Company’s quarterly reports on Form 10-Q and the annual report on Form 10-K. In the course of these activities, the Audit Committee:
•	Reviews the scope of overall plans for and status of the annual audit and internal audit program;
•	Consults with management, the internal audit function, and the independent auditor on topics such as the Company’s processes for risk assessment, and risk management and related disclosures;
•	Reviews and approves the Company’s policy for pre-approval of audit and permitted non-audit services by the independent auditor;
•
Reviews, with management and the independent auditor, the internal audit function and the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements, in connection with the certifications made by the Company’s Chief Executive Officer and Chief Financial Officer;

•	Receives advice on critical accounting policies and the impact of new accounting principles and guidance; and
•
Reviews significant legal and other developments in the Company’s processes for monitoring compliance with law and Company policies and oversees the activities of the Company’s Chief Ethics and Compliance Officer and management’s Compliance Committee.

The Audit Committee meets regularly, and not less than annually, with the independent auditor, in each case with and without members of management present, to discuss the results of the auditor’s examinations and evaluations of the Company’s internal controls and the overall quality and integrity of the Company’s financial reporting.

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Review of Fiscal Year 2024 Financial Statements
The Audit Committee reviewed and discussed with our management and with our independent auditor, Grant Thornton, the consolidated financial statements of ICF and its subsidiaries and related notes, the disclosures under the headings “Management’s Discussion and Analysis” and “Management’s Report on Internal Controls” and other financial disclosures as set forth in our 2024 Form 10-K. In connection with this review, the Audit Committee:
•
Discussed with Grant Thornton those matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), issued by the Public Company Accounting Oversight Board (“PCAOB”), and Rule 2-07 (Communication with Audit Committees) of SEC Regulation S-X; and

•
Received from Grant Thornton the written communications required by Ethics and Independence Standard No. 3526 (Communication with Audit Committees Concerning Independence), issued by the PCAOB, as to Grant Thornton’s compliance with all rules, standards, and policies of the PCAOB and SEC governing auditor independence.

Based on the activities, reviews, and discussions outlined above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2024, be included in our 2024 Form 10-K.
Auditor Selection
As described under the heading, “Proposal 3: Ratification of the Selection of the Independent Registered Public Accounting Firm”, the Audit Committee also approved the selection of Grant Thornton as the Company’s independent auditor for the fiscal year ending December 31, 2025, as being in the best interest of the Company. Grant Thornton has served as the Company’s independent auditor since the Company went public in 2006.
In connection with the appointment of the independent auditor, the Audit Committee discusses and considers factors such as the following:
•	The independent auditor’s historical and recent performance on the audit, taking into account the views of management and the internal audit function;
•	External data relating to audit quality and performance, including recent PCAOB reports on the independent auditor and its peer firms;
•	The familiarity of the independent auditor, and the team assigned to the Company’s audit and related work, with the government services industry;
•	The independent auditor’s tenure as the Company’s independent auditor and its familiarity with the Company’s accounting policies and practices and internal control over financial reporting;
•	The independent auditor’s capacity, capability, and expertise in handling the breadth and complexity of the Company’s global operations;
•	The independent auditor’s independence and objectivity and the quality and candor of communications within management and the Audit Committee; and
•	The appropriateness of the independent auditor’s fees for audit and non-audit services.
For a discussion of factors considered by the Audit Committee in reviewing the amount of fees paid to Grant Thornton for audit and other services, see “Proposal 3: Ratification of the Selection of the Independent Registered Public Accounting Firm – Approval of Fees”.
The Audit Committee also reviews and considers the performance of the lead audit partner. Under applicable law, the lead audit partner must rotate after five (5) years. The Company’s current lead audit partner is serving in that capacity for his third year. The process for selection of the Company’s lead audit partner pursuant to this rotation policy involved meetings between the Chair of the Audit Committee and the candidate for the role, as well as discussions and meetings with the Audit Committee and management.

Audit Committee
/s/ Marilyn Crouther
Marilyn Crouther, Audit Committee Chair

/s/ Dr. Srikant M. Datar
Dr. Srikant M. Datar

/s/ Michael J. Van Handel
Michael J. Van Handel

/s/ Dr. Michelle A. Williams
Dr. Michelle A. Williams

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CORPORATE GOVERNANCE AND BOARD MATTERS
CORPORATE GOVERNANCE AND BOARD MATTERS
Board and Committee Meetings in 2024
The table below shows the number of Board and committee meetings held in 2024. Our Board has eight (8) regularly scheduled meetings per year and calls special meetings as the need arises. These meetings are usually held at our corporate headquarters in Reston, Virginia.

Number of Meetings Held
Board of Directors	8
Audit Committee	8
Human Capital Committee	6
Governance and Nominating Committee	4
Directors are expected to attend Board meetings, our annual meeting of stockholders, and the meetings of the committees on which they serve. During 2024, each director attended at least seventy-five percent (75%) of the total meetings of the Board and those committees on which he or she served. Each director attended our annual meeting of stockholders held in 2024.
Corporate Governance Guidelines
Our Board has established a set of Corporate Governance Guidelines that addresses such matters as, among other things, the roles of the Board and management (including the role of the Lead Independent Director), Board and director responsibilities, Board composition, selection of directors, operations of the Board (including meetings), and functions of the Board committees. The Board believes such guidelines, which are reviewed at least annually, are appropriate for the Company in its effort to maintain “best practices” as to corporate governance.
Director Independence
The Board has affirmatively determined that Mses. Caroline Angoorly and Marilyn Crouther, Drs. Michelle Williams and Srikant Datar, and Messrs. Randall Mehl, Scott Salmirs and Michael Van Handel are independent directors in accordance with the requirements of Nasdaq and the rules of the SEC. We believe we comply with all applicable requirements of the SEC and Nasdaq relating to director independence and the composition of the committees of our Board.
Board Leadership Structure; Lead Independent Director
Mr. John Wasson, the Company’s President and CEO assumed the position of Chair of the Board effective upon Mr. Sudhakar Kesavan’s retirement in 2020. Consistent with its past practice when Mr. Kesavan served as both Chair of the Board and CEO, the Board believes combining the CEO and Chair positions is appropriate and in the best interests of the Company and its stockholders because it provides the following advantages:
•	The CEO is the director most familiar with the Company’s business and industry and is best situated to lead Board discussions on important matters affecting ICF International; and
•	Having the CEO serve in such roles creates a firm link between management and the Board and promotes the development and implementation of corporate strategy.
The Board continues to believe that when an executive serves as the Chair, it is in the best interests of the Company and its stockholders to designate a Lead Independent Director who is an independent director and, among other duties:
•	Chairs any meeting of the independent directors in executive session;
•	Facilitates communications between other members of the Board and the Chair; however, each director is free to communicate directly with the Chair;
•	Works with the Chair in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board;
•	Consults with the Chair on matters relating to corporate governance and Board performance;
•
Leads the deliberation and action by the Board or a Board committee regarding any offer, proposal, or other solicitation or opportunity involving a possible acquisition or other change of control of the Company, including by merger, consolidation, asset or stock sale or exchange, or recapitalization;

•	In conjunction with the Chair of the Governance and Nominating Committee, oversees and participates in the annual Board evaluation and succession planning process;
•	Participates in the Human Capital Committee’s annual performance evaluation of, and succession planning for, the Chair and CEO; and
•	Meets with any director whom the Lead Independent Director deems is not adequately performing his or her duties as a member of the Board or any committee.
The charter of the Governance and Nominating Committee calls for the annual review of the Lead Independent Director position. The Company believes that having a Lead Independent Director,

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particularly in presiding over executive sessions of independent directors, effectively encourages full engagement of all directors. Dr. Srikant Datar was elected to serve as ICF’s Lead Independent Director as of May 27, 2021.
Each of our directors, other than Mr. Wasson, is independent and the Board believes that our independent directors provide effective oversight of management. The Board has complete access to the Company’s management team, and the Board and its committees regularly receive reports from management on the Company’s business affairs and the issues it faces.
The Board believes that its programs for overseeing risk, as described under “Risk Oversight” below, would be effective under a variety of leadership frameworks; therefore, this factor does not materially affect its choice of structure.
Risk Oversight
Our business is subject to a variety of risks. Some of the Company’s most significant risks, including with respect to cybersecurity, are outlined in our 2024 Form 10-K under Item 1A, “Risk Factors”, which can be found on page 19 of that document.
Our Board provides guidance to management regarding our strategy, including review of our operational results and related trends and factors contributing to or affecting our results, long-term strategy, financial reporting, and risks associated with these aspects of the Company’s business. The involvement of the Board in setting our business strategy is an important part of determining the types and appropriate levels of risk undertaken by the Company.
Management is responsible for managing the day-to-day risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. As described more fully below, the Board fulfills this responsibility both directly and through its standing committees, each of which assists the Board in overseeing portions of the Company’s overall enterprise risk management (“ERM”) program.
The Company’s ERM program is designed to identify, assess, monitor, and manage the Company’s risks. As part of the annual ERM program, the Company:
•	Defines risk profiles and identifies existing and new/emerging risks.
•
Conducts and completes regular enterprise risk assessments to ascertain and define the most significant risks facing the Company, which incorporates input from multiple levels of management and our Board. This process includes the evaluation and prioritization of the most significant risks facing the Company across major risk categories, taking into account multiple factors, including the potential impact of risk events should they occur, the likelihood of occurrence and the effectiveness of existing risk mitigation strategies. The Board reviews and approves the annual enterprise risk management plan that will be the subject of additional focus and reporting throughout the year.

•
Develops action plans to monitor, manage, and mitigate risk with greater focus on the highest-priority risks. The responsibility for managing each of the highest-priority risks is assigned to one (1) or more of the Company’s senior executives.

•
Includes regular reporting from management to the Board on the status and completion of actions associated with the higher priority risks identified as part of the current ERM plan. In addition, management provides more detailed briefings throughout the year to the Board regarding the most significant risks identified in the approved plan.

As described above, the Board, along with the Audit Committee, oversees a number of risks, which include those associated with major operational activities, cybersecurity and potential acquisitions. The Company’s cybersecurity risk management and oversight is further outlined in our 2024 Form 10-K under Item 1C, “Cybersecurity”, which can be found on page 31 of that document. The Audit Committee reviews and evaluates the Company’s overall risk profile, and the procedures and policies implemented by management to identify and manage such risks. The Human Capital Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. Under its Charter, the Governance and Nominating Committee manages material risks and opportunities generally associated with sustainability and governance matters, elements of our culture and values, the independence of the Board, and potential conflicts of interest.
Board Evaluation
Each year, the directors undertake an evaluation for the Board and each committee on which they serve that elicits feedback on the performance and effectiveness of the Board and its committees. This process is conducted as either a self-evaluation or an external evaluation supported by an independent third party. As part of this evaluation, the directors are asked to consider the role of the Board and its committees, relations with management, composition, and meetings. The responses and comments are compiled by the Corporate Secretary and presented to the Governance and Nominating Committee for initial review. The responses and comments are then presented to each committee and the full Board. Where appropriate, the Governance and Nominating Committee may consider feedback received from the evaluation process when it submits director nominees to the full Board (and, where applicable, recommends assignments to various committees). In the case of the external evaluation, the responses from the Directors and other feedback are compiled by the third party conducting the evaluation and presented for discussion with the Board. The most recent external Board evaluation was conducted in 2023. In addition, every other year as part of the Board evaluation process, the Lead Independent Director and the Governance and Nominating Committee Chair meet individually and hold peer evaluations with each Director. These supplemental discussions are intended to enhance the existing Board evaluation process and foster even greater discussion regarding the adequacy and effectiveness of the Board and such committees.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board Committees
The Board has three (3) designated standing committees: Audit Committee, Human Capital Committee and Governance and Nominating Committee. Each committee is composed entirely of independent directors, as defined by Nasdaq. Each committee has a charter, and a current copy of each committee charter can be found in the “Investor Relations – Corporate Governance” portion of our website (www.icf.com).

Name	Audit	Human Capital	Governance and Nominating
Caroline Angoorly (I)
Marilyn Crouther (I)
Dr. Srikant Datar (I)(L)
Randall Mehl (I)
Scott Salmirs (I)
Michael Van Handel (I)
John Wasson
Dr. Michelle Williams (I)

 – Chair • – Member * – Audit Committee Financial Expert (I) – Independent (L) – Lead Independent Director
Audit Committee
•	The Board has a designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the Exchange Act.
•	The Audit Committee is expected to meet at least four (4) times per year.
•
Each member of the Audit Committee is “independent” as defined by Rule 10A-3 of the Exchange Act and, in accordance with the listing standards of Nasdaq, each Audit Committee member is financially literate.

•	Ms. Crouther, Dr. Datar and Mr. Van Handel are each an “audit committee financial expert” as defined under SEC rules.
•	Ms. Crouther, Dr. Datar and Mr. Van Handel also qualify as financial experts in accordance with the listing standards of Nasdaq applicable to Audit Committee members.
•	The report of the Audit Committee required by the rules of the SEC is included in this Proxy Statement under “Audit Committee Report”.

Audit Committee Marilyn Crouther Dr. Srikant Datar Michael Van Handel Dr. Michelle Williams Meetings held in 2024: 8	Responsibilities:
• appoint, evaluate, and oversee the Company’s independent auditor;
• review the financial reports and related financial information provided by the Company to governmental agencies and the general public;
• monitor compliance with the Company’s Code of Ethics;
• review the Company’s system of internal and disclosure controls and the effectiveness of its control structure;
• review the Company’s accounting, internal and external auditing, and financial reporting processes;
• review other matters with respect to the Company’s accounting, auditing, and financial reporting practices and procedures as it may find appropriate or may be brought to its attention;
• approve the engagement of other firms engaging in audit services for the Company, such as in an acquisition capacity;
• approve all of the non-audit services provided by the independent auditor in accordance with the Audit Committee’s pre-approval procedures; and
• after each meeting, report to the full Board regarding its activities.

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Human Capital Committee
•	The Board has a designated standing Human Capital Committee.
•	The Human Capital Committee is expected to meet at least three (3) times per year.
•	Each member of the Human Capital Committee qualifies as a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act and meets the requirements of Nasdaq Rule 5605(d)(2)(A).
•
See the CD&A portion of this Proxy Statement for more information regarding the role of the Human Capital Committee, management, and compensation consultants in determining and/or recommending the amount and form of executive compensation.

The report of the Human Capital Committee required by the rules of the SEC is included in this Proxy Statement under “Human Capital Committee Report.”

Human Capital Committee	Responsibilities:
Randall Mehl Marilyn Crouther Scott Salmirs Meetings held in 2024: 6	• assist the Board in its responsibilities related to management, organization, performance, and compensation;
• consider and authorize the Company’s compensation philosophy;
• evaluate senior management’s performance and approve all material elements of executive officer compensation;
• review administration of the Company’s incentive compensation, retirement, and equity-based plans;
• review and provide feedback on the Company’s culture; and
• after each meeting, report to the full Board regarding its activities.

Governance and Nominating Committee
•	The Board has a designated standing Governance and Nominating Committee.
•	The Governance and Nominating Committee is expected to meet at least three (3) times per year.
•	The Governance and Nominating Committee’s responsibilities include oversight of the Company’s sustainability and governance activities and related reporting in its charter.

Governance and Nominating Committee	Responsibilities:
Michael Van Handel Dr. Srikant Datar Scott Salmirs Meetings held in 2024: 4	• identify and recommend candidates to be nominated for election as directors at the Company’s annual meeting, consistent with criteria approved by the full Board;
• annually evaluate and report to the Board on its performance and effectiveness;
• annually review the composition of each Board committee and present recommendations for committee membership to the full Board, as needed;
• research, evaluate, and make recommendations regarding director compensation;
• consider and advise the Board on matters relating to the affairs or governance of the Board;
• consider matters relating to senior management succession;
• review and approve all potential “related person transactions” as defined under SEC rules;
• after each meeting, report to the full Board regarding its activities; and
• monitor and oversee matters related to sustainability and governance, as well as elements of the Company’s culture and values.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Human Capital Committee Interlocks and Insider Participation
Mmes. Crouther and Grisé, and Messrs. Mehl and Salmirs were the members of our Human Capital Committee during the year ended December 31, 2024. None of them are or were an officer or employee of the Company. None of our executive officers served as a member of the board of directors or the compensation committee of any entity that has one (1) or more executive officers serving as a member of our Board or Human Capital Committee.
Process for Selecting and Nominating Directors
As noted in the accompanying chart, the Governance and Nominating Committee and the Board will consider candidates for director who are recommended by stockholders. The Governance and Nominating Committee and the Board review stockholder nominations in accordance with the requirements set out in the Company’s Amended and Restated Bylaws. Stockholder recommendations should be submitted in writing to: ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia, 20190, Attention: Corporate Secretary. Such stockholder’s notice shall set forth, for each nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and pursuant to the Company’s Bylaws (including such person’s written consent to being named as a nominee and to serving as a director if elected). Among other information, the notice shall also include, as to the stockholder giving notice: (a) the name and address of the stockholder; (b) the class or series and number of shares of the Company which are, directly or indirectly, owned by such stockholder, as well as options, warrants, convertible securities, stock appreciation rights, and similar instruments of the Company (“Derivative Instruments”) that are held by the stockholder; (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right, directly or indirectly, to vote any shares of any security of the Company; (d) any short interest in any security of the Company directly or indirectly owned by such stockholder; (e) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company; (f) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (g) any performance-related fees (other than an asset-based fee) to which such stockholder is entitled based on any increase or decrease in the value of shares of the Company or Derivative Instruments.
To be eligible to be a nominee for election or reelection as a director of the Company, a person must submit to the Corporate Secretary (in accordance with the time periods prescribed for delivery of notice under the Company’s Bylaws) at the above address a written response to a questionnaire with respect to the background and qualification of such person (such questionnaire shall be provided by the Corporate Secretary upon written request) and a written representation and agreement (in the form provided by the Corporate Secretary upon written request) that such person: (a) is not and will not become a party to (i) any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law; (b) is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed therein; and (c) would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Company.
In recommending director candidates for the Board of Directors, the Governance and Nominating Committee takes into account all factors it considers appropriate, which may include, among others, experience, skills, expertise, strength of character, judgment, relevant industry background and other considerations under Nasdaq listing or other standards. The Governance and Nominating Committee is responsible for identifying the primary qualifications and other key skills best suited to service on the Company’s Board of Directors, including the background and other experience most relevant to the Company’s business and business operations. The Company seeks to build and maintain a Board composed of individuals with the primary qualifications and other key skills in order to ensure that its directors are well-situated to oversee and provide direction to the Company and its business.

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Director Continuing Education
The Board believes that director continuing education is important for maintaining a current and effective Board and has adopted a Director Continuing Education Policy. The Company’s policy encourages directors to participate in continuing education and accredited director education programs, with the intent of becoming and remaining well informed about the Company, its industry and business, its relative performance to its competitors and regulatory issues and economic trends affecting the Company. The Governance and Nominating Committee reviewed education opportunities available for Board members and has identified a series of courses and programs that would be beneficial to directors in their service on the ICF Board and Board committees.
Prohibition on Insider Trading
In accordance with the Company’s Policy on Insider Information and Securities Trading (“Policy on Insider Information”), each of our employees, officers, and directors is prohibited from buying or selling Company securities when such individual is aware of material non-public information about the Company, or information about other public companies which such individual learns as our employee or director. These individuals are also prohibited from providing such information to others. We believe our Policy on Insider Information is reasonably designed to promote compliance with insider trading laws, rules, and regulations and any applicable listing standards. Our Policy on Insider Information can be found attached as Exhibit 19.0 to our 2024 Form 10-K.
Prohibitions on Derivatives Trading, Hedging and Pledging
Pursuant to the Company’s Policy on Insider Information the Company considers it improper and inappropriate for any employee, officer or director of the Company to engage in short-term or speculative transactions in the Company’s securities. The policy specifically prohibits directors, officers and other employees from engaging in short sales of the Company’s securities and transactions in puts, calls or other derivative securities (sometimes referred to as “hedging”). In addition, stock grant agreements prohibit the pledging or assignment of awards. Each of the NEOs and directors complied with this policy during fiscal year 2024.
Previously, individual stock grant agreements prohibited the pledging or assignment of stock grants. In April 2020, the Company adopted an updated and more comprehensive Hedging and Pledging Transactions Policy (the “Hedging and Pledging Policy”), which is applicable to our directors, Section 16 reporting officers, and other designated officers of the Company and which was further updated in September 2020. The new policy establishes a restriction on short sales and other hedging transactions, pledging, and the establishment of margin accounts.
Directors and other covered officers who established pledging arrangements within the prior limitations will be prohibited from establishing new arrangements and are encouraged to wind down and conclude any legacy arrangements. There are currently no directors with any legacy pledging arrangements in place.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Stockholder Engagement and Communications with the Board
Management and members of the Board endeavor to engage with a significant portion of our stockholders each year. This is done through multiple forums, including quarterly earnings presentations, our annual meeting of stockholders, our annual Investor Day, investor conferences and web communications, as well as our SEC filings, our annual report, and our proxy statement. Additionally, you may contact the Board by sending a letter marked “Confidential” and addressed to the Board, ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia, 20190, Attention: Corporate Secretary. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board, and posts communications to the full Board, specific committees or individual directors, as appropriate. Communications that are intended specifically for the Lead Independent Director, the independent directors or non-management directors should be marked as such.
Political Contributions and Lobbying
The Company encourages our employees to be active in civic and community activities, including participation in the political and democratic process. Our policy also encourages employees to ensure that those individual activities are kept separate from their work for the Company.
The Company does engage, from time to time, in discussions with various levels of governments on public policy issues. While our activities in this area are fairly limited, when we determine it is in the best interest of the Company to do so, we work with governments to provide information and perspectives that support our point of view, including through government relations professionals. The Company, and those who act on our behalf, meet registration, disclosure and other reporting requirements regarding these activities.

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Director Compensation Table for 2024
The following table provides the compensation earned by individuals who served as non-employee directors of the Company during 2024.

Name(1)	Fees Earned Paid in Cash ($)(2)	Stock Awards ($)(3)	Total Compensation ($)(4)
Marilyn Crouther	130,091	149,909	280,000
Dr. Srikant Datar	140,091	149,909	290,000
Cheryl Grisé(5)	53,000	-	53,000
Michael Van Handel	120,091	149,909	270,000
Randall Mehl	108,091	149,909	258,000
Scott Salmirs	106,091	149,909	256,000
Dr. Michelle Williams	102,091	149,909	252,000

(1)
Mr. Wasson is not included in this table because during 2024, he was an employee of the Company and therefore received no compensation for his director service. The compensation received by Mr. Wasson as an employee of the Company is shown in the 2024 Summary Compensation Table.

(2)	Represents the cash retainers and annual payments earned in 2024.
(3)
Directors receive a director equity award in the form of RSUs in the annual amount of $150,000, with the award rounded down to the nearest whole share and the balance paid in cash, issued on the first (1st) business day of July following the annual meeting for continuing directors and directors appointed at the annual meeting, with such grant vesting in equal quarterly increments on September 1, December 1, March 1, and June 1. The values included represent the aggregate grant date fair value of the RSU award granted in fiscal year 2024, computed in accordance with FASB ASC Topic 718. The grant date fair value per share of each RSU was $135.91 per share of ICF common stock, with the balance paid out in cash. All other payments, including meeting retainers, are paid in cash.

(4)	Total Compensation for each director may differ from the sum of the individual components due to changes in roles and/or committee assignments during 2024.
(5)	Ms. Grise’s tenure as a director ended in June 2024. The cash retainer for her service is disclosed under the heading “Fees Earned Paid in Cash”.
Director Compensation
The following discussion outlines compensation that was earned by our non-employee directors during 2024. The compensation of our Board is evaluated from time to time by our Governance and Nominating Committee.
Directors employed by us do not receive additional compensation for their service on the Board. All directors are entitled to reimbursement of expenses incurred attending each meeting of the Board and each committee meeting.
All director compensation, other than the director equity grant, is paid in cash, on a quarterly basis in advance. Cash fees are pro-rated on the date of any directors’ departure from the Board for an upcoming quarter; provided, that a director who serves until the annual meeting of stockholders shall receive the full amount of cash fees for that quarter. Cash fees for new directors are pro-rated based upon the date of the director’s appointment to the Board.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Cash retainer fees for 2024 were as follows:

Annual Retainer for Non-Employee Director:		$ 90,000
Additional Annual Retainer for Lead Director:		$30,000
Committee Retainers:	Chair	Member
Audit Comm.	$ 20,000	$ 12,000
Human Capital Comm.	10,000	8,000
Governance and Nominating Comm.	10,000	8,000

Non-employee directors received an annual cash retainer in 2024 of $90,000. For individual committees, committee members receive member retainers, while committee chairs receive a chair retainer in addition to member retainers.
In addition to the cash retainers, the directors are granted an annual equity award, in the form of a grant of RSUs, vesting quarterly over a one (1)-year period. The number of shares granted is determined by dividing $150,000 by the closing price on the Nasdaq Stock Market of the Company’s common stock on the first (1st) business day of July following the annual meeting of stockholders, with the award rounded down to the nearest whole share and the balance paid in cash.
Board Stock Ownership Guidelines
The Board believes that its members should be incentivized to focus on the Company’s long-term stockholder value. As such, the Board adopted a Board member stock ownership policy establishing, as a guideline (but not an absolute requirement), that non-employee members of the Board are expected to own shares of Company common stock valued at five (5) times such director’s annual cash retainer fees, which may include shares of unvested restricted stock (i.e., directors are strongly encouraged to hold common stock valued at $450,000). Such ownership level is to be achieved over a period of four (4) years after becoming a member of the Board. As of April 10, 2025, each of our non-employee directors either met these stock ownership guidelines or is expected to meet the ownership guidelines within the specified time period.
Code of Ethics
The Company has a Code of Ethics that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Ethics requires that the Company’s directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Code of Ethics is updated from time to time to reflect changes in laws, best practices and the Company’s business.
The Code of Ethics and all Board committee charters are posted in the “Investors – Corporate Governance” portion of our website (www.icf.com). A copy of any of these documents is available in print (free of charge) to any stockholder who requests a copy by writing to: ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia, 20190, Attention: Corporate Secretary. The Company will disclose on its website at www.icf.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to the Code of Ethics (other than technical, administrative, or other non-substantive amendments) and our approval of any material departure from a provision of the Code of Ethics that has been made known to any of our executive officers.
Certain Relationships and Transactions with Related Persons
Our Code of Ethics, which applies to all directors, executive officers and employees, emphasizes the importance of avoiding situations or transactions in which personal interests interfere with the best interests of the Company and/or our stockholders. In addition, the Board has a written policy and process for reviewing and evaluating interested director transactions designed to alert the Board, and in particular the Governance and Nominating Committee, of material transactions involving the Company and directors and their affiliates so that the Board may be aware of and consider such transactions in advance, on a case-by-case basis. As to matters coming before the Board in which individual directors may have a personal interest, the Board has adopted procedures to ensure that all directors voting on such a matter disclose any personal interest, abstain from voting on the matter, and discuss the transaction with counsel if necessary. The Board has delegated the task of discussing, reviewing, and approving transactions between the Company and any of our executive officers or Board members to the Governance and Nominating Committee.
There have not been any transactions during the last fiscal year to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers, or holders of more than five percent (5%) of our capital stock had or will have a direct or indirect material interest other than equity and other compensation, termination, change-in-control, and other arrangements, which are described in the section captioned “Executive Compensation—Potential Payments upon Termination or Change of Control” of this Proxy Statement.
Other Transactions Considered for Independence Purposes
For each director and nominee for director who is identified as independent, the SEC rules require the description of transactions, relationships or arrangements that are not required to be disclosed as related person transactions, but that were considered by the Board in determining that the director is independent. There were no such transactions during fiscal year 2024 with each respective company and each such director had no control or influence over decisions made with respect to such contracts. The Board affirmatively determined that each such transaction did not impair the applicable director’s independence. There were no such transactions during fiscal year 2024

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CORPORATE GOVERNANCE AND BOARD MATTERS
Our Commitment to Corporate Responsibility
Powered by our Purpose. Our purpose as a company is to build a more prosperous and resilient world for all. That is what motivates and inspires us. It is also how we measure our impact—from contributing to a healthier planet and creating more resilient communities to supporting economic development and growth. Our focus on corporate citizenship guides how we conduct business, support our employees, operate sustainably, and contribute to our communities. Each year, we compare our performance to our corporate citizenship goals and consider how we can meet the moment for a more positive and lasting impact.
From our initial founding in 1969 as the Inner City Fund to today, we provide societal benefit through our services, professional development for employees, profitable growth for investors, and reliably ethical business conduct. We are motivated to engage productively with all our stakeholders, including by:
•	Investing in our employees and ensuring an environment and workplace where we can all do our best work.
•	Serving our clients and managing suppliers with integrity, while contributing to a low-carbon value chain.
•	Minimizing our impact on the planet by reducing our carbon footprint and growing our leading climate consultancy.
•	Giving back to our communities and society, both philanthropically and through innovative service to social agencies.
•	Creating long-term value for our stockholders through solid management, including managing climate risks and opportunities.

2025 Proxy Statement	29

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance ensures we fulfill our commitments. While governance involves the actions and behaviors of all employees, it is a particular responsibility of our leaders as they guide ICF in accordance with our values. Our Corporate Responsibility (“CR”) program receives oversight from the Board, the CEO, and the CR Council—among other governing bodies. The Board considers risks and opportunities related to climate, cybersecurity, and regulatory changes as part of our ERM process, long-term strategic planning, and regular briefings.
ICF’s Chair also serves as CEO and President of the firm and is intimately familiar with its operations. ICF’s CEO serves as a connection point between the Board’s oversight and the management team’s execution of business activities and operations. The CEO’s CR responsibilities include oversight of risks (including climate and cybersecurity), oversight of strategy (including climate and resilience), oversight of codes (such as inclusive HR policies), approval of resources (for example, to manage and reduce greenhouse gas (“GHG”) emissions and purchase high-quality, verified offsets), among other matters.

Impact for Good in 2024
Of our $2.02 billion revenue, ICF estimates that at least:
$764 million was derived from services delivering positive social impact—health, education, and development programs.
$930 million was generated from services creating positive environmental impact—supporting energy saving, carbon reduction, resilience, and natural resource protection programs.

The balance of other work was also socially responsible and—although not directly supporting social impact or sustainability efforts—consistent with ICF’s commitment to make a positive social and sustainable impact.

The CR Council supports the integration of corporate citizenship principles into our business strategy. It oversees CR reporting and reviews recommendations from the CR advisory committee. It reports to the CEO, is chaired by the executive vice president for corporate strategy, and is composed of senior executives.
Reporting for Transparency. Productive relationships with stakeholders require trust. To that end, we report annually on our performance on important measures not currently required in financial reporting, including our progress toward goals regarding human capital management, sustainability, philanthropy and other targets. We report on ICF’s corporate sustainability strategy and performance in alignment with the Task Force for Climate-related Financial Disclosure (“TCFD”)1, the Sustainability Accounting Standards Board (“SASB”), the United Nations (“UN”) Global Compact, and progress toward our science-based targets, among other global sustainability goals. This information and more can be found in our latest Corporate Citizenship Report (www.icf.com/company/about/corporate-citizenship). Our report won four (4) platinum MarCom Awards for excellence in corporate citizenship reporting. Below are some highlights of our performance.

Investing in Our People[2] Provided opportunities for all employees to develop and advance.	Making a Sustainable Commitment Made progress on our carbon reduction goal and continued our commitment to carbon neutrality.	Supporting Important Causes Donated to causes important to our employees and communities.
6K+ employees involved in formal learning opportunities 4.1K+ employees enrolled in our company well-being program 95% of participants in our mentor program recommend the experience to other employees 20% of people managers participated in leadership development programs	100%	$948,000

net renewable electricity for global operations via renewable energy certificates

90%[3]
absolute reduction in Scope 1 and 2
GHG emissions since baseline 2013

18 years
we have been committed to carbon neutrality–due to investments in high-quality, verified carbon offsets

SBTi
approved science-based GHG reduction target
		corporate cash donations and matching funds $805,000 employee donations through our giving program 1 to 1 ICF matched employee donations 7K+ Reported employee volunteer hours

[1]	Now incorporated into the International Financial Reporting Standards (“IFRS”) Foundation’s sustainability disclosure standards, known as IFRS S1 and IFRS S2.
[2]	Reflects 2023 data.
[3]	Reflects 2023 data.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Carbon Targets and Performance. ICF recognizes the risks and opportunities due to climate change caused by increased GHG emissions. ICF’s climate experts communicate those opportunities and risks to our executive leaders and our Board. For more than a decade, ICF has committed to be carbon neutral, which we achieve through three activities:
•
Reduce. Lease more efficient facilities and consolidate where feasible. Maximize virtual tools to travel less. Engage our people to work more sustainably. Purchase more eco-friendly products. Encourage partners in our value chain (suppliers and clients) to manage their carbon footprint.

•	Buy renewable energy. Purchase renewable energy certificates equivalent to one hundred percent (100%) of the electricity used by our global operations.
•
Buy carbon offsets. After taking the measures above, we buy high-quality, verified carbon offsets equivalent to the measured carbon emissions of our global operations: all of Scope 1 and Scope 2 emissions, plus Scope 3 emissions from business travel, employee commuting, and purchased goods and services.

By way of background, Scopes 1, 2, and 3 referenced in this section refer to defined terms established by the Greenhouse Gas Protocol. In this regard, Scope 1 refers to direct GHG emissions from sources owned or controlled by ICF; Scope 2 refers to GHG emissions from purchased electricity; and Scope 3 refers to GHG emission sources beyond the walls of our facilities. With respect to Scope 3, prior to 2018, ICF measured business travel and commuting only. Beginning in 2018, we began to measure emissions embedded in our purchased goods and services.
As we grow, so does our commitment to sustainability.4 Since 2013, we have shrunk our carbon footprint in absolute terms, as well as emission intensity per employee, revenue, and leased space. We achieved this ahead of our target. In 2021, the Science Based Targets initiative (“SBTi”) approved our initial 2°C target. After meeting our 2025 goal, ICF committed to an even more ambitious science-based emissions reduction target with a goal date of 2030. We are proud to announce that our new 1.5˚C target was approved by SBTi at the end of 2024.
This graph depicts Scope 1 and 2 emissions (after accounting for renewable energy credits “RECs”), plus calculated Scope 3 emissions (business travel and employee commuting).5

150%
100%
50%
0%
-50%
-100%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Global square feet
Global FTE employees
Global revenue
Total emissions
Emissions/sq ft
Emissions/FTE
Emissions/MUSD

[4]	Inclusive of most recent data. The 2024 GHG inventory will be completed around June 2025.
[5]	Does not include emissions from purchased goods and services, which we began estimating in 2018.

2025 Proxy Statement	31

CORPORATE GOVERNANCE AND BOARD MATTERS
Human Capital Management. As a global advisory and technology services provider, our human capital strategy is vital to our business. Our business depends substantially on attracting, developing, and retaining a highly qualified workforce that provides excellent, effective, and efficient performance reflecting the vast communities we serve. We have designed our human resources programs to enable a high-performing workforce to reach its full potential. We then develop our employees to prepare them for critical roles; reward and support employees through pay, benefit, and perquisite programs that we believe are competitive; and evolve and invest in technology, tools, and resources to empower employees to belong, grow, and thrive.
As of December 31, 2024, we employed over 9,300 people, 86% of whom were employed full-time. The results of our most recent employee engagement survey reflect a strong culture that encourages our employees to stay and grow a career with us. We are proud that a large number of our employees believe their values align with our values.
Culture and Values. At ICF, we cultivate a culture rooted in expertise, innovation, and purpose, with a deep commitment to caring for the world around us and for each other. We are a vibrant and growing community of experts with a variety of backgrounds and life experiences, united by our drive to make a positive impact. Our shared values emphasize integrity and collaboration as we embrace our personal passions and differences to challenge assumptions and deliver outcomes that we and our clients can be proud of. Grounded in data-driven insights, we foster a high-performance environment that values creativity, critical thinking, mutual respect and support, and a multidisciplinary approach. Since our founding in 1969, we have been a mission-driven company delivering exceptional solutions that empower communities, drive progress, and inspire lasting, positive change.
We believe our culture and values help us attract a wide pool of talent and perspectives so we can select the most capable people to support a workplace culture that best supports our clients we serve and the constituencies we support.
Talent Acquisition, Development, and Retention. Successful talent attraction and retention hinges on a healthy and recognizable employer brand. We have built a strong digital and social media presence with an employee-first lens to distinguish us as a named employer of choice. Employee voices and perspectives are at the heart of the stories we share. These recruitment marketing efforts drove two-thirds of the nearly half a million job applications to us in 2024 and resulted in one-third of all hires. Engagement with our talent community to create continuous connections with those who are interested in working for us is the second top source of job applications after major job boards. Our programmatic approach to hiring has resulted in a rapid time-to-find for new hires.
In the past year, we have been recognized on the Forbes list of America’s Best Management Consulting Firms and as an employer of choice in a range of categories by both Forbes and Newsweek. We have also been named as one of the best places to work by PRWeek and one of the best places to work in Washington, D.C., by Built In, a community for startups and tech companies.
Once a new hire joins us, we set them up for long-term success with a robust onboarding program, including sessions focused on our purpose and values and required compliance training. To further enhance this experience, new employees may participate in an optional peer coaching program to connect with other employees throughout their first year. In 2024, 98% of participants rated this as a valuable experience.
Another pillar of retention is helping our employees to grow by achieving personal and career success. We have tailored offerings for every stage of career, and every type of learner, ranging from experiential learning to informal learning like our mentoring program, and formal courses. In 2024, we delivered digital and instructor-led programs to build skills in various areas, including leadership, people management, project management, consulting, business development, finance, technology, and innovation skills. To increase enterprise-wide access to industry-leading content, we also partnered with best-in-class providers like LinkedIn Learning, Udemy, Workday, and Microsoft for digital learning in self-paced programs.
For managers and leaders, we offer programs that support their development and ensure they have the tools and resources they need to be effective, whether they are at an emerging, experienced, or senior level. Our key focus area is taking an enterprise-wide approach to continue building our pipeline of tomorrow’s leaders.
Another area of employee development is our intentional culture of continuous coaching and feedback through our Impact Conversations program. In addition, our anytime feedback process and recognition program empower employees to receive (and give) feedback or kudos from peers, managers, and leaders at any point during the year. In 2024, all eligible employees also received a performance appraisal with feedback from their manager on their 2023 performance.
Historically, we experience employee voluntary turnover that is consistently below industry benchmarks. In 2024, our overall company turnover was 12.6% and 10% when excluding our on-call team members.

32	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Employee Well-being. Our well-being and total rewards team benchmarks externally and assesses the evolving needs of our workforce, incorporating insights gathered through an employee survey. This approach ensures we continuously improve our offerings to reflect what employees value most. In 2024, we enhanced medical and pharmacy plan support, increased access to gym memberships, and focused on making it easier for employees to manage and understand their benefits.
Our commitment to supporting employees holistically, regardless of where they live and work, reinforces our focus on fostering a resilient, engaged workforce that drives long-term success. Our approach was recognized by FlexJobs.
Advancing Global Goals. ICF is a signatory of the UN Global Compact on human rights, labor, environment, and anti-corruption. We are committed to making these principles part of our strategy, culture, and day-to-day operations. Through our operations, client services, and philanthropy, we champion the UN Sustainable Development Goals (“SDGs”). With our clients, we are addressing climate resilience, improving health and education, and spurring economic growth.

2025 Proxy Statement	33

EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE OFFICERS OF THE COMPANY
The following table includes information with respect to the individuals who served as our executive officers as of April 10, 2025.
The age indicated for each individual is as of December 31, 2024.

Name	Age	Title
John Wasson	63	Chair, President and Chief Executive Officer
James Morgan	59	Executive Vice President and Chief Operating Officer
Barry Broadus	65	Executive Vice President and Chief Financial Officer
Anne Choate	51	Executive Vice President – Energy, Environment and Infrastructure
Sergio Ostria	62	Executive Vice President – Growth, Marketing & Innovation
Ranjit Chadha	53	Vice President and Corporate Controller, Principal Accounting Officer

Names in BOLD above are the NEOs of the Company.
Biographical information for Mr. Wasson can be found on his director page in Proposal 1.

James Morgan served as the Company’s Executive Vice President and Chief Financial Officer from the time he joined the Company in 2012 until February 2020, when he became Executive Vice President and Chief of Business Operations. In June 2022, Mr. Morgan became Executive Vice President and Chief Operating Officer (“COO”). From 2011 until his employment by the Company, Mr. Morgan served as a member of the Board of Directors and as the Executive Vice President and Chief Financial Officer of Serco, Inc., a division of Serco Group PLC. From 1993 until 2011, Mr. Morgan held a number of positions at Science Applications International Corporation (“SAIC”); in particular, Senior Vice President and Senior Financial Officer, Strategic and Operational Finance from 2005 until 2011 and Senior Vice President, Business Transformation Officer from 2008 until 2011. Previously, Mr. Morgan was an Experienced Senior Consultant in the Special Services and Contracting Group at Arthur Andersen & Company. Mr. Morgan received his Bachelor of Science in Accounting from North Carolina State University and his Master of Business Administration from George Washington University. Mr. Morgan has been a Certified Public Accountant; his license is currently inactive.
Barry Broadus serves as the Company’s Executive Vice President and Chief Financial Officer (“CFO”). He joined the Company as Senior Vice President in January 2022 and assumed the role of CFO in February 2022. Mr. Broadus has more than 35 years of financial, executive, and management experience, including over 30 years in the U.S. Federal government services sector. Before joining ICF, Mr. Broadus served as the Chief Financial Officer of Dovel Technologies from 2019 to 2021. Previously, Mr. Broadus served as Chief Financial Officer of SRI International from 2018 to 2019, Constellis from 2016 to 2017, and Alion Science and Technology from 2012 to 2016. He has held senior financial positions with SAIC from 2004 to 2008 and EDS from 1986 to 1999. Prior to joining EDS, Mr. Broadus served as a U.S. Army Field Artillery Officer, from 1982 to 1985. Currently, Mr. Broadus also serves on the American Systems Board of
Directors which he joined in 2017. Mr. Broadus was appointed as the Chairman of the Audit and Finance Committee of such Board and is also a member of its Human Resources Committee. Mr. Broadus holds a Bachelor of Science degree in Commerce and Business Administration from the University of Alabama and is a licensed Certified Public Accountant in the Commonwealth of Virginia; his license is currently inactive.
Anne Choate serves as Executive Vice President of the Energy, Environment and Infrastructure Operating Group, a role she assumed in March 2022. In that position, she oversees a team that advises commercial federal, state and local clients on energy markets, clean energy, climate resilience, environmental planning, conservation, transportation planning and disaster management. Prior to her promotion in March 2022, Ms. Choate served in the following positions at ICF: Senior Vice President and Group Leader of Energy, Environment and Infrastructure from January 2020 to March 2022. From January 2016 to December 2019, Ms. Choate was Senior Vice President and Division Leader, overseeing ICF’s work on social programs, global health and federally focused work on energy, climate and transportation. From mid-2004 to December 2015, Ms. Choate led smaller teams and lines of business, focusing on decarbonization, resilience, transportation and energy issues. Ms. Choate joined ICF in 1995, after working as an intern with the Environmental Protection Agency’s Office of Air Quality Planning and Standards. Over her career, Ms. Choate has supported decarbonization planning and clean energy activities for federal, state and commercial clients, as well as leading resiliency efforts for multiple cities and investor-owned utilities. She served as a member of the Standing Committee on Extreme Weather and Climate Change Adaptation under the national Academies of Science/Transportation Research Board, and was an author of the National Climate Assessment, released in 2018. She serves on the Board of The Nature Conservancy – Pennsylvania/Delaware Chapter and was recently named a Clean Energy Empowerment and Education (C3E) Ambassador. Ms. Choate holds a Master of Science in

34	2025 Proxy Statement

EXECUTIVE OFFICERS OF THE COMPANY
Environmental Science from Johns Hopkins University and a Bachelor of Arts in Environmental Science and Policy from Duke University.
Sergio Ostria serves as Executive Vice President, Growth, Marketing and Innovation, a role which he assumed in January 2020. He previously led the Company’s Energy, Aviation and Infrastructure (“EAI”) Group, which housed over 1,400 professionals specializing in energy markets consulting, energy efficiency program design and implementation, environmental planning and assessment of infrastructure investments, and aviation industry consulting. Prior to leading the Company’s EAI Group, Mr. Ostria led the Company’s following businesses: from 2011 to 2015, the Energy, Environment & Transportation Group; from 2008 to 2011, the Energy, Climate and Transportation group; from 2006 to 2008, the Company’s Environment, Transportation and Regulation group, and from 1999 to 2006, the Company’s Transportation practice. Prior to joining the Company, from 1997 to 1999, Mr. Ostria served as a Principal with Hagler Bailly, Inc., an energy, environmental, and transportation consultancy; and from 1996 to 1997 he served as a Vice President with Apogee Research, Inc., a transportation and environmental consultancy that was acquired by Hagler Bailly in 1997. Prior to these positions, Mr. Ostria was a Senior Associate with DRI/McGraw-Hill, a Senior Analyst with Jack Faucett Associates, Inc., and an Analyst with Energy and Environmental Analysis. Throughout his consulting career, Mr. Ostria has specialized in the design, implementation, and evaluation of integrated, systems-oriented approaches to solving challenges that transcend the energy, environment and transportation fields. Mr. Ostria has a Master of Arts in Economics from The George Washington University and a Bachelor of Arts in Economics from University of Maryland.
Ranjit S. Chadha has served as Vice President, Corporate Controller for the Company since January 2023 and as Principal Accounting Officer since April 2023, after joining the Company in October 2022, as Interim Controller. Prior to joining the Company, Mr. Chadha served as Chief Accounting Officer at Dentsply Sirona Inc., a publicly traded global dental equipment and supplies manufacturing company from 2020 to 2022. Prior to joining Dentsply Sirona Inc., Mr. Chadha served as Senior Vice President, Corporate Financial Planning & Analysis and as Corporate Controller at Leidos, a publicly traded Fortune 500 aerospace and defense company from 2016 to 2020. Prior to Leidos, Mr. Chadha held several positions at Computer Sciences Corporates (aka DXC Technology) from 2009 to 2015. Mr. Chadha began his career with PricewaterhouseCoopers. Mr. Chadha holds a Bachelor of Science in Mathematics, Physics and Chemistry from St. Stephens College in Delhi, India. He is also a Certified Public Accountant and a Chartered Accountant from the Institute of Chartered Accountants of India.

2025 Proxy Statement	35

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding beneficial ownership of our common stock as of April 10, 2025, by:
•	each person, or group of affiliated persons, known to us to beneficially own more than five percent (5%) of the outstanding shares of our common stock;
•	each of our directors and nominees for director;
•	each person who was a NEO; and
•	all of our directors and executive officers as a group.
The percentages shown in the following table are based on 18,411,115 shares of common stock outstanding as of April 10, 2025. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. The number of shares beneficially owned by a person includes shares subject to options, RSUs, and PSAs held by that person that were exercisable as of April 10, 2025, or within sixty (60) days of that date. The shares issuable under those options, RSUs and PSAs are treated as if they were outstanding for computing the percentage ownership of the person holding those options, RSUs or PSAs, but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
The following table sets forth the number of shares of our common stock beneficially owned by the indicated parties. Unless otherwise indicated, the address of each person is: c/o ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia 20190.

	Shares beneficially owned
Name and Address of Beneficial Owner Directors, Nominee & Executive Officers	Number	Percentage
John Wasson(1)	97,589	*
James Morgan	47,204	*
Barry Broadus	7,539	*
Anne Choate	6,043	*
Sergio Ostria	23,325	*
Caroline Angoorly	444	*
Marilyn Crouther	6,862	*
Dr. Srikant Datar(2)	42,280	*
Randall Mehl	15,754	*
Scott Salmirs	6,403	*
Michael Van Handel	14,534	*
Dr. Michelle Williams	4,501	*
Directors, Director Nominees and Executive Officers as a group (thirteen (13) persons)	271,866	1.48%
Beneficial Owners Holding More Than Five Percent (5%)**
Wasatch Advisors LP(3) 505 Wakara Way Salt Lake City, UT 84108	1,909,448	10.2%
BlackRock, Inc. and subsidiaries as a group (4) 50 Hudson Yards New York, NY 10001	1,472,676	7.8%
Capital Research Global Investors (5) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	1,309,163	7.0%
Dimensional Fund Advisors LP (6) 6300 Bee Cave Road, Building One Austin, TX 78746	1,117,432	5.9%
The Vanguard Group (7) 100 Vanguard Boulevard Malvern, PA 19355	1,022,556	5.43%

*	Represents beneficial ownership of less than one percent (1%).

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SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
**	Percentages are as of the last Form 13G or 13G/A filing for each five percent (5%) holder.
(1)	The total number of shares listed as beneficially owned by John Wasson includes 96,973 shares of common stock held in two (2) family trusts and 716 shares held indirectly by his spouse.
(2)
The total number of shares listed as beneficially owned by Dr. Srikant Datar includes 41,602 shares of common stock held in two (2) estate planning limited liability companies, of which Dr. Datar is a co-manager and 2,001 shares held directly.

(3)
Based upon information contained in the Schedule 13G/A filed by Wasatch Advisors LP (“Wasatch Advisors”) with the SEC on December 5, 2024, Wasatch Advisors beneficially owned 1,909,448 shares of common stock as of November 30, 2024, with sole voting power over 1,909,448 shares, shared voting power over no shares, sole dispositive power over 1,909,448 shares and shared dispositive power over no shares.

(4)
Based upon information contained in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024, BlackRock beneficially owned 1,472,676 shares of common stock as of December 31, 2023, with sole voting power over 1,424,142 shares, shared voting power over no shares, sole dispositive power over 1,472,676 shares and shared dispositive power over no shares.

(5)
Based upon information contained in the Schedule 13G/A filed by Capital Research Global Investors (“Capital Research”) with the SEC on February 9, 2024, Capital Research beneficially owned 1,309,163 shares of common stock as of December 31, 2023, with sole voting power over 1,309,163 shares, shared voting power over no shares, sole dispositive power over 1,309,163 shares and shared dispositive power over no shares.

(6)
Based upon information contained in the Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional Funds”) with the SEC on February 9, 2024, Dimensional Funds beneficially owned 1,117,432 shares of common stock as of December 31, 2023, with sole voting power over 1,098,414 shares, shared voting power over no shares, sole dispositive power over 1,117,432 shares and shared dispositive power over no shares.

(7)
Based upon information contained in the Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on February 13, 2024, Vanguard beneficially owned 1,022,556 shares of common stock as of December 31, 2023, with sole voting power over no shares, shared voting power over 34,314 shares, sole dispositive power over 971,808 shares and shared dispositive power over 50,748 shares.

2025 Proxy Statement	37

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information as of our fiscal year end about our common stock that may be issued upon the exercise of options, warrants and rights under the Company’s Amended and Restated 2018 Omnibus Incentive Plan (the “2018 Incentive Plan”) :

Plan Category (as of 12/31/2024)	(a) Number of Securities to be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	(b) Weighted- Average Exercise Price Of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved By Security Holders	310,382(1)	0	1,016,040
Equity Compensation Plans Not Approved By Security Holders
Total	310,382	0	1,016,040

(1)	Includes 210,971 restricted stock units, 3,306 director restricted stock units and 96,105 performance shares outstanding under the 2018 Incentive Plan.
(2)
Exercise price is for outstanding stock options only, if any; restricted stock units, director restricted stock units and performance shares have no exercise price. As of 12/31/24, the Company no longer has any options outstanding.

As of April 10, 2025, 795,867 shares remained available for issuance of future awards under the 2018 Incentive Plan. Stock awards totaling 414,692 (including shares of restricted stock units and performance shares) are outstanding under all plans.

38	2025 Proxy Statement

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION

2025 Proxy Statement	39

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

NEOs
• John Wasson, Chair, President and CEO
• James Morgan, Executive Vice President and COO
• Barry Broadus, Executive Vice President and CFO
• Anne Choate, Executive Vice President
• Sergio Ostria, Executive Vice President
In this section, we describe the material components of the Company’s executive compensation program for our NEOs, whose compensation is set forth in the 2024 Summary Compensation Table and other compensation tables contained in this Proxy Statement.
We also provide an overview of our executive compensation philosophy and executive compensation program. In addition, we explain how and why the Human Capital Committee (for purposes of this CD&A, the “Committee”) arrived at the specific compensation decisions regarding our NEOs for fiscal year 2024.
The Committee has responsibility for establishing, implementing, and monitoring adherence to the Company’s compensation philosophy. The Committee strives to ensure that the total compensation paid to the Company’s executives is fair, reasonable, and competitive. The types of compensation and benefits provided to the Company’s NEOs are similar to those provided to other members of the Company’s executive leadership team.
Fiscal Year 2024 – Financial Highlights
In 2024, ICF won $2.5 billion in contract awards, continuing our strong year over year growth. Financial highlights for 2024 included the following:
•	Total revenues increased 2.9% to $2.02 billion.
•	Operating income increased 25.3% to $165.8 million.
•	Net income increased 33.4% to $110.2 million.
•
Diluted earnings per shares (“EPS”) was $5.82 for 2024, inclusive of $0.24 of tax-effected special charges, of which the majority were facility, severance, and mergers and acquisitions and divestiture-related charges. This compares to $4.35 per diluted share for 2023, inclusive of $0.71 of tax-effected special charges.

Compensation Highlights
The Committee took the following actions during fiscal year 2024 to maintain governance best practices and the pay-for-performance nature of our executive compensation program:
•
Continued utilizing performance share awards (“PSAs”) as a key component of ICF’s long-term incentive program. PSAs are performance-contingent awards under which executives may earn shares depending on the Company’s actual performance against pre-established performance measures. The performance periods of the PSAs are long-term and align executives’ interests with the interests of long-term stockholders.

•
Conducted an annual review to ensure compliance with stock ownership guidelines for our named executive officers (“NEOs”). As of April 10, 2025, each NEO met the stock ownership guidelines or is expected to meet the applicable stock ownership guidelines within the specified time period.

•
Continued the performance focus of the Company’s Annual Incentive Plan (as defined below), rigorously linking pay to performance. Annual threshold, target and maximum performance goals were established with appropriate incentive payouts at each level.

•	Continued the annual review of NEO compensation against best practices and market data.
•
Extensively reviewed external executive compensation trends to ensure that the Company’s executive compensation practices align with market best practices. The peer group and other market data from nationwide salary services are used to provide a relevant basis for determining executive pay levels.

•
Supported the continuation of an annual, non-binding, advisory vote of the Company’s stockholders regarding the Company’s overall pay-for-performance NEO compensation program (“Say on Pay”). The Say on Pay vote at the Annual Meeting (Proposal 3) will be the fifteenth consecutive annual Say on Pay vote by stockholders.

40	2025 Proxy Statement

EXECUTIVE COMPENSATION
Stockholder-Aligned Executive Compensation Practices

The Company implements and maintains leading practices in its executive compensation programs as outlined below:
What We Do

Our pay-for-performance named executive compensation program is presented for a non-binding advisory vote during the annual meeting of stockholders.
Target compensation is analyzed and compared against peer data and regressed market-based benchmarks. Actual compensation may increase or decrease depending on performance.

Our selection of peer companies is balanced so the Company’s revenue is close to the median of the peer group. The peer group is reviewed annually to ensure appropriate companies are included and others removed if involved in mergers and acquisitions.

The independent Committee has engaged an independent compensation consultant.
We require one (1)-year minimum vesting for our equity awards, except for grants totaling no more than a maximum of five percent (5%) of the shares available for grant.
Our annual equity award grants provide for vesting over three (3) years for RSUs and PSAs.
All NEOs and other designated executive officers are subject to stock ownership requirements which further align their interests with stockholders.

We maintain compensation recovery policies and practices, sometimes referred to as clawback provisions, including a Nasdaq-compliant Compensation Recovery Policy, as well as compensation recovery provisions (including upon events of fraud or detrimental conduct that causes reputational harm to the Company) in our equity compensation plan and related award agreements. The Compensation Recovery Policy permits the clawback of both cash and equity awards, including time-based equity awards.

The severance agreements with our NEOs have a “double trigger” in connection with any severance benefits payable following a change of control.
We provide no material perquisites.
We review tally sheets for each executive annually to ensure there is sufficient retention capability built into the pay package, and that the NEOs have similar interests as stockholders.

What We Don’t Do

Our executive officers and directors are prohibited from hedging Company shares.

The individual equity grant agreements prohibit the pledging or assignment of stock grants. We have also adopted a Hedging and Pledging Policy that has full restrictions on pledging, assignment of stock grants and establishment of margin accounts.

Our 2018 Incentive Plan prohibits the repricing of equity awards or cash-buyout of underwater stock options and PSAs.
Our 2018 Incentive Plan does not allow the recycling of shares used to exercise options or sold to pay withholding taxes.
We do not issue dividend payments on unvested equity awards.
We do not provide tax gross-ups.

Compensation Philosophy and Objectives
The fundamental objectives of the Company’s compensation philosophy remain:
Reward performance and contribution to our business. Our compensation programs are designed to reward extraordinary performance with higher compensation. Likewise, where individual performance falls short of expectations and/or Company performance lags behind budgeted plan performance, the programs deliver lower or no payouts.
Pay-for-performance and retention must be balanced. Although performance is a key element of the Company’s compensation philosophy, in order to attract and retain a highly skilled work force we must remain competitive with the pay of our peer companies with which we compete for talent. We assess competitiveness using a peer group where the Company’s revenue is close to the peer group median. In addition, we review market benchmarks for pay across several large global compensation surveys, regressed for our company size.

2025 Proxy Statement	41

EXECUTIVE COMPENSATION
Compensation should be aligned with stockholder interests. Key employees should receive a substantial proportion of their compensation as equity in order to align their individual financial interests with the financial interests of our stockholders.
The relationship between overall Company goals and each individual’s personal goals should be clear. Employees should be able to easily understand how their efforts can affect their pay, both directly through individual performance and indirectly by contributions to the business unit and the Company achieving strategic and operational goals.
Provide no material perquisites for NEOs. Our compensation programs include only those perquisites commonly provided to attract and retain the NEOs and/or improve a NEO’s ability to carry out responsibilities safely and effectively.
Guidelines for ICF’s Executive Officer Compensation Program
Development of Financial/Strategic Performance Goals. Each year, Company management presents its budget, revenue forecast, and strategy to the Board in the November/December timeframe, allowing the Board and management to develop a consensus on financial and strategic goals for the following year. These goals are reflected in the compensation program for the following year and the metrics that will drive individual performance goals, total compensation targets, and actual compensation levels.
Executive Stock Ownership Policy
The Company strives to ensure alignment with stockholder interests by means of ensuring that Company executives have an equity stake in the Company that is consistent with the long-term performance of the Company. The Executive Stock Ownership Policy, as amended, (the “2018 Executive Stock Ownership Policy”) requires executives to own ICF common stock in a value equal to, or in excess of, the multiple of their annual base salary as shown below. The policy was amended in September 2021 to remove stock options which are both vested and “in the money” from the ownership calculation.

•	Executive Chair:*	5x
•	CEO:	5x
•	Other NEOs:	2x
•	Other designated executives:	1x

*	While the policy references an Executive Chair, that position is currently vacant, and we do not currently intend to fill that position.
The following types of equity count toward satisfying the stock ownership requirement: (a) any shares held outright as a result of vested RSUs or PSAs, (b) shares acquired through the exercise of stock options or purchased through the Company’s employee stock purchase plan qualified pursuant to Section 423 of the Code or through the open market, and (c) unvested RSUs. In addition, designated executives are required to hold all shares acquired from vested RSUs, vested PSAs, and stock option exercises, net of shares withheld for taxes, until they meet the 2018 Executive Stock Ownership Policy requirements.
Stock ownership levels are to be achieved within five (5) years of appointment or designation, as the case may be. For executives appointed or designated mid-year, such levels, if not achieved by their fifth (5th) anniversary of becoming such an executive, are to be achieved no later than December 31 of that fifth (5th) year. As of April 10, 2025, each of our NEOs either met these stock ownership guidelines or is expected to meet the applicable ownership guidelines within their specified time period.

42	2025 Proxy Statement

EXECUTIVE COMPENSATION
Elements of Compensation Program. Consistent with prior years, the principal components of our NEOs’ 2024 compensation included: (a) base salary, (b) short-term incentive or bonus (our Annual Incentive Plan, as defined below) and (c) long-term incentive equity awards. The following table outlines the key components of our compensation program for our NEOs (excluding health and similar benefits, which are generally available to all employees).

	Compensation Element	Purpose	Design
Fixed Component	Base Salary	Provide a pay opportunity that is generally competitive with other companies with which we compete for talent	Based on performance, length of time in position, and pay relative to market

Short-Term Incentive Performance-Based Component	Annual Incentive Plan
Optimize the profitability and growth of the Company through incentives consistent with the Company’s goals
Link and align the personal interests of participants with an incentive for excellence in individual performance
Promote collaboration and teamwork

Financial performance targets are established at the beginning of each fiscal year
Actual awards will be based on the performance of the Company and the executive against the fiscal year’s goals
80% of award based on financial targets and 20% based on individual performance

Long-Term Incentive Performance-Based Component	Long-Term Incentive Equity Awards
Enhance the link between the creation of stockholder value and long-term executive incentive compensation
Encourage participants to focus on long-term Company performance
Provide an opportunity for increased equity ownership by executives and provide a retention tool for key talent

Grants are performance-based and time-based as follows:
50% performance based = PSAs with 3-year cliff vesting based on performance metrics
 •
2-year adjusted EPS goal
 •
3-year rTSR goal as a modifier
50% time based = RSUs with back-loaded 3-year vesting at 25%, 25%, 50% per year

Actual pay versus. target for the amount of the short-term incentive and the long-term incentive grants, and the resulting mix of pay components versus target mix, will vary due to the performance of the Company and the NEOs. This provides the Committee flexibility in awarding incentive compensation and making pay adjustments to maintain competitive levels of total compensation. For each NEO, the Committee reviews a tally sheet which assigns a dollar amount to each identified compensation element as well as current and potential wealth accumulation based on outstanding equity awards. The Committee believes the tally sheet is a useful tool to ensure there is sufficient retention capability built into existing pay packages and that the NEOs have a stake in the Company’s performance, consistent with the interests of Company stockholders.

2025 Proxy Statement	43

EXECUTIVE COMPENSATION
Assessment of Annual Performance.
For purposes of compensation awards:
The Committee reviewed various performance summaries and reports and made recommendations to the Board regarding compensation for the Chair, President and CEO (for purposes of this CD&A, the “CEO”). In the case of executives other than the CEO, the CEO reviewed the performance of the executive team, provided a summary of the fiscal year accomplishments by the executive team and Company as a whole to the Committee, and made recommendations to the Committee based on these reviews and an analysis of competitive market data. The Committee took this input into account when determining compensation for the other NEOs.
Impact of Acquisitions. Because strategic merger and acquisition transactions have historically been an integral element of the Company’s growth strategy, our executive compensation structure reflects the time and effort needed to successfully identify, negotiate, and integrate acquisitions. Typically, our executives are rewarded for this element through share price appreciation in the long-term incentive component rather than receiving an explicit cash award tied to merger and acquisition transactions. However, based on the timing and size of the acquisition, executives may earn an additional short-term incentive with no change in previously established performance targets.
Implementing Our Objectives
The Committee uses competitive compensation data from the study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company performance, individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.
Use of Market Data
ICF uses regressed survey data from several globally recognized compensation surveys to supplement peer group data. This is especially helpful in addressing NEO roles other than the CEO and CFO roles. The other executive roles are not always consistent with the third (3rd), fourth (4th) and fifth (5th) paid NEOs in proxy filings of our peers in the peer group. Therefore, market data is reviewed to support the peer group data.
Use of Peer Company Data
The Committee annually reviews our peer group and the methodology for choosing participating companies. The five (5) guiding principles used for the selection of peer companies are:
•
Size: We aim to position ourselves near the peer group’s median revenues, and we generally select peers between 0.5x to 2.5x of our revenue. In some instances, a peer may fall outside this range if it is otherwise deemed a strong business and talent comparator.

•	Similar business characteristics: Selected peer companies either compete with us or have similar market demands.
•	Talent pool: Selected peer companies compete with us for talent.
•	External constituents: Some selected peer companies were named by our equity research analysts as peers or are other companies that identify ICF as a peer.
•
Sectors: In addition to focusing on Professional Services (our designated Global Industry Classification Standard), other relevant sectors, including IT Services, Health Care Technology and Commercial Services were also reviewed.

We believe the companies selected for our 2024 peer group, as listed below (the “2024 Peer Group”), continue to reflect our current mix of services.

44	2025 Proxy Statement

EXECUTIVE COMPENSATION
The following companies were identified in Fall 2023 to assist with fiscal year 2024 pay decisions as our 2024 Peer Group.

Number	Company Name	2024 Revenue (millions)
1	Booz Allen Hamilton Holding Corporation	$10,662
2	CACI International Inc.	7,660
3	Science Applications International Corporation	7,479
4	Maximus, Inc.	5,306
5	Tetra Tech, Inc.	5,199
6	FTI Consulting Inc.	3,699
	ICF International, Inc.	2,020
7	Unisys Corporation	2,008
8	CBIZ, Inc.	1,813
9	Huron Consulting Group Inc.	1,486
10	VSE Corporation	1,080
11	CRA International Inc.	687
12	Resources Connection, Inc.	633
13	Exponent Inc.	559

Revenue data based on each company’s respective most recently completed fiscal year-end.
Annual Compensation Practice Review
In anticipation of the upcoming executive compensation review cycle, the Committee continued its engagement of Aon Human Capital Solutions Practice, a division of Aon plc (“Aon”), as its independent compensation consultant to assist the Committee in reviewing the Company’s compensation policies and practices for 2024. In particular, the Committee asked Aon to discuss current executive compensation trends and provide feedback regarding management’s competitive assessment for executive positions. For additional information regarding Aon and its relationship with the Committee see “Role of Compensation Consultants in Compensation Decisions” below.
In making its compensation determinations, the Committee reviewed and assessed the analysis and recommendations of Company management. The Committee also requested the views of Aon and obtained an assessment of management’s analysis from management’s executive compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”). Management asked Semler Brossy to report on executive compensation market trends and best practices, as well as advise on new regulatory requirements from time to time. In connection with its evaluation of management’s recommendations, as well as its discussions with Aon and Semler Brossy, the Committee determined that, while the peer group compensation data was the appropriate primary focus, the Company does compete with many other companies for top executive-level talent. Thus, the peer group assessment is just one of many inputs into the Committee’s decisions.
Role of Management in Compensation Decisions. In early 2024, the Committee made compensation determinations for all NEOs with respect to 2024 compensation. In the case of executives other than the CEO, the CEO reviewed the performance of the executive team, provided a summary of the fiscal year accomplishments by the executive team and Company as a whole to the Committee, and made recommendations to the Committee based on these reviews and an analysis of competitive market data.
The Committee considered the performance of the Company and of the CEO and made recommendations to the Board regarding their compensation. The Committee considered input from the CEO with respect to the approval of compensation for the other NEOs.
Role of Compensation Consultants in Compensation Decisions. In retaining Aon in 2024, the Committee determined, and periodically re-assesses such determination, that Aon’s engagement does not present any conflicts of interest. In making this determination, the Committee considered the following factors, consistent with SEC requirements:
(a)	the provision of other services to the Company by Aon (including, without limitation, the engagement of Aon by the Governance and Nominating Committee);
(b)	the fees to be paid to Aon by the Committee and by the Governance and Nominating Committee;
(c)	the policies and procedures of Aon that are designed to prevent conflicts of interest;
(d)	any business or personal relationship between Aon and a member of the Committee;
(e)	any stock of the Company owned by Aon or the Aon personnel providing services to the Committee; and
(f)	any business or personal relationships between the executive officers of the Company and Aon or the Aon personnel providing services to the Committee.
The Committee’s charter provides the Committee with sole authority to retain, terminate, and approve fees of a compensation consultant to the Committee and that all such fees, as determined by the Committee, shall be paid by the Company.

2025 Proxy Statement	45

EXECUTIVE COMPENSATION
In 2024, Aon continued to serve in an advisory capacity to review and discuss with the Committee and/or the Committee Chair the competitive assessment performed by the Company’s management, offer suggestions, and provide insight into market compensation trends.
In addition, as noted above, management retained Semler Brossy to assist in developing its recommendations to the Committee regarding compensation benchmarking, compensation practices, short-term incentive design, and long-term incentive design, particularly the Performance Program.
The Committee considered management’s assessment and recommendations, as well as the information provided by both Aon and Semler Brossy (with respect to management’s assessment), in making its compensation determinations. However, as specified in its charter, the Committee retains final approval of all material elements of executive compensation, with the exception of the CEO compensation, which is approved by the Board.
2024 Say on Pay Vote
At the Company’s 2024 annual meeting of stockholders, approximately ninety-eight percent (98%) of the votes cast on the Say on Pay proposal were voted in favor of our overall pay-for-performance NEO compensation program. The Human Capital Committee and the Board believe this affirms the stockholders’ strong support of the Company’s approach to NEO compensation, and no structural changes were made to the program for 2024.
Executive Compensation Components
For the fiscal year ended December 31, 2024, the principal components of compensation for our NEOs included: (a) base salary; (b) short-term incentive (our Annual Incentive Plan); and (c) long-term incentive equity awards.
For the NEOs, the Committee has discretion with respect to the size, types, amounts, and principal components of compensation, and, in the case of cash bonuses and equity awards, whether to make any available. For incentive compensation, the Committee establishes pre-determined percentage weights for each component of the Annual Incentive Plan, and pre-determined percentage weights for equity awards. The following section summarizes the role of each compensation component and how decisions are made for the NEOs.
Base Salary
The Committee annually reviews the salaries of our NEOs. In considering salary adjustments, the Committee takes into account individual performance, years of experience in the role and changes in job responsibilities. All amounts were determined considering performance and market alignment with peer group and market survey data. Annual base salaries for 2023 and 2024 are shown below. The larger increase for Mr. Broadus was due to his promotion to Executive Vice President, and the larger increase for Ms. Choate was in recognition of the strong growth in the energy sector, both in her own business group and the broader external market.

ANNUAL BASE SALARY
Executive	2023 Base Salary	2024 Base Salary	2024 % Increase
John Wasson	$1,008,800	$1,039,064	3.0%
James Morgan	$640,685	$659,906	3.0%
Barry Broadus	$468,000	$514,800	10.0%
Anne Choate	$500,000	$535,000	7.0%
Sergio Ostria*	$474,034	$488,255	3.0%

*	Mr. Ostria became a NEO in 2024.
Short-Term Incentive Compensation
Both cash bonuses and equity awards are made pursuant to our 2018 Incentive Plan. The 2018 Incentive Plan is designed to: (a) optimize the profitability and growth of the Company through incentives consistent with the Company’s goals; (b) link and align the personal interests of participants with an incentive for excellence in individual performance; and (c) promote teamwork.
Annual Incentive Plan for 2024. Based on the alignment with our peer group, market survey data, and individual performance, the Committee concluded that target cash incentive awards as a percentage of base salary for the Company’s 2024 short-term incentive or management bonus program (the “Annual Incentive Plan”) would increase for Ms. Choate, as shown below. The Annual Incentive Plan targets for all other NEOs were unchanged for 2024.

ANNUAL INCENTIVE PLAN TARGETS (as a percentage of Base Salary)
Executive	2023 Target	2024 Target
John Wasson	125%	125%
James Morgan	80%	80%
Barry Broadus	70%	70%
Anne Choate	50%	60%
Sergio Ostria	50%	50%

Consistent with prior years, our 2024 Annual Incentive Plan is weighted eighty percent (80%) on financial performance tied to financial and strategic goals and weighted twenty percent (20%) on individual performance. The individual portion is contingent on achievement of non-financial goals approved by the Committee. For 2024, the payout opportunity for individual performance was capped at 100% of target. The Committee sets each of the goals at levels that it believes are attainable, but which still require consistently high-level performance by each executive.

46	2025 Proxy Statement

EXECUTIVE COMPENSATION
The financial portion (eighty percent (80%)) of the Annual Incentive Plan for NEOs, excluding Ms. Choate, is based on the following:

2024 FINANCIAL PERFORMANCE FACTORS - CORPORATE
	Performance Range	Threshold Payout	Target Payout	Maximum Payout	Weighting
Adjusted EPS	85% - 115%	50%	100%	200%	50%
Company Gross Revenue	80% - 125%	40%	100%	125%	30%
		Total Financial Goals:			80%

The financial portion (eighty percent (80%)) of the Annual Incentive Plan for Ms. Choate as a Group Leader is based on the following:

2024 FINANCIAL PERFORMANCE FACTORS – GROUP LEADER
	Performance Range	Threshold Payout	Target Payout	Maximum Payout	Weighting
Adjusted EPS	85% - 115%	50%	100%	200%	30%
Company Gross Revenue	80% - 125%	40%	100%	125%	15%
Group Gross Revenue	80% - 125%	40%	100%	125%	10%
Group Operating Margin	85% - 115%	50%	100%	200%	25%
		Total Financial Goals:			80%

For 2024, we maintained a performance threshold for Company Gross Revenue and Group Gross Revenue of eighty percent (80%), which allows for a forty percent (40%) payout. Performance was measured on a straight-line interpolation between a threshold of eighty percent (80%) and ninety percent (90%), and any performance above ninety percent (90%) was measured on the straight-line interpolation between ninety percent (90%) and one hundred twenty-five percent (125%).
Performance between threshold and maximum levels for all other performance factors in the 2024 Annual Incentive Plan is determined by straight-line interpolation between the targeted amounts. Performance below any threshold level results in no bonus amount for that performance factor.
The 2024 Company performance factors and actual results, as described herein, are shown in the following table. Group-specific goals are not disclosed, as doing so could cause competitive harm.

2024 FINANCIAL PERFORMANCE GOALS
	2024(2)
	Threshold	Target	Maximum	Actual
Adjusted EPS (1)	$5.36	$6.31	$7.26	$7.12
Company Gross Revenue	$ 1,652.0	$2,065.0	$2,581.3	$2,019.8

(1)	See attached Annex A to this Proxy Statement for a description of the GAAP reconciliation.
(2)	All numbers except Adjusted EPS are in $ millions and rounded up.
Based on the Committee’s approval of adjusted financial results, the financial portion of the 2024 Annual Incentive Plan was earned as follows:

FINANCIAL PERFORMANCE FACTORS – RESULTS
Executive	Target	Actual
John Wasson	80%	120.82%
James Morgan	80%	120.82%
Barry Broadus	80%	120.82%
Anne Choate (1)	80%	120.38%
Sergio Ostria	80%	120.82%

(1)	Ms. Choate’s actual results are slightly different due to Group performance factors.
With respect to each NEO’s individual performance, the Committee’s payout determinations considered each executive’s contributions toward the individual non-financial goals established at the start of the year. Each NEO was assigned individual goals, including, but not limited to:
•	Implementing strategic organic growth initiatives and identification and successful integration of acquisitions;
•	Evolving enterprise systems, technology, and processes with measurable impacts; and
•	Ensuring ICF has an appropriate depth of talent ready to succeed the top two (2) levels of senior leaders.

2025 Proxy Statement	47

EXECUTIVE COMPENSATION
In addition, Messrs. Wasson and Morgan have specific goals related to delivering on our culture and values.
The Committee approved the following results for the individual performance portion of the NEOs’ compensation as follows:

INDIVIDUAL PERFORMANCE FACTORS – RESULTS
Executive	Target	Actual
John Wasson	20%	18%
James Morgan	20%	18%
Barry Broadus	20%	17%
Anne Choate	20%	20%
Sergio Ostria	20%	16%

The combination of financial and individual performance results, as approved by the Committee, resulted in the following 2024 Annual Incentive Plan earned amounts, paid in cash:

Executive	Actual Results as % of Target	2024 Bonus
John Wasson	138.82%	$1,803,019
James Morgan	138.82%	$732,858
Barry Broadus	137.82%	$496,644
Anne Choate	140.38%	$450,622
Sergio Ostria	136.82%	$334,012

Long-Term Incentive Equity Awards
Equity Awards. The long-term incentive equity awards component of the Company’s compensation program is designed to:
•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;
•	encourage participants to focus on long-term Company performance;
•	provide an opportunity for increased equity ownership by executives;
•	provide a retention tool for key talent; and
•	maintain competitive levels of long-term incentive compensation.
In determining awards to the NEOs, the Committee considers current value and projected share usage. Equity awards vary among participants based on their positions within the Company, their individual contributions, and the value they have added to the organization.
The NEOs’ annual long-term equity award is divided evenly with fifty percent (50%) weight on RSUs and fifty percent (50%) weight on PSAs. RSUs are focused on executive retention with three (3)-year ratable time-based vesting requirements and are settled in shares. PSAs are tied to the Company’s compounded annual growth rate in adjusted EPS and the Company’s cumulative total stockholder return relative to its compensation peer group (“rTSR”) and are also settled in shares.
Performance Share Awards. The number of shares that the participant ultimately will receive in connection with a PSA is based on the Company’s performance during two (2) periods. The initial performance period (the “Initial Performance Period”) is two (2) years, from the beginning of year one (1) to the end of year two (2), and at the end of such period the PSA will be calculated based on Adjusted EPS (“PSA Adjusted EPS”). There will be no payout if PSA Adjusted EPS does not meet or exceed threshold performance. Note that although we do not disclose forward-looking goals due to competitive sensitivity, we will disclose goals and achievements at the end of the performance period.

Performance Level vs. Adjusted EPS Goal	% of Payout
Maximum	150%
Target	100%
Threshold	50%
<Threshold	0%

The secondary performance period (the “Secondary Performance Period”) is three (3) years, from the beginning of year one (1) to the end of year three (3), with the PSA further calculated and paid out at the end of such period based on rTSR multiplied by the Adjusted EPS payout calculation.

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EXECUTIVE COMPENSATION

rTSR Performance Level vs. Compensation Peer Group	Modifier of Adjusted EPS Result
Maximum – 75th percentile	125%
Target – 50th percentile	100%
Threshold – 25th percentile	75%

The PSA shares are eligible to vest only following the expiration of the Secondary Performance Period. Actual shares vested will be based on the actual financial measures and rTSR achieved within a range between thirty-seven point five percent (37.5%) and one hundred eighty-seven point five percent (187.5%) of the target number of shares. Performance between threshold and maximum will be determined by straight line interpolation between the targeted amounts.
The number of RSUs and PSAs awarded to an individual participant is determined by:
1.	Dividing the target dollar value of the annual equity grant by two (2) to determine the amount to be granted as RSUs, with the other half to be delivered as PSAs.
2.
Dividing the resulting RSU and PSA grant target values by the average share price of ICF stock over the twenty (20)-day period up to and including the grant date to arrive at the number of RSUs and PSAs to be granted, rounding down to the nearest whole share. The Committee approves annual awards at a pre-determined quarterly meeting of the Committee, and such awards are effective at a pre-determined date.

2024 Long-Term Equity Grants. In 2024, we continued the use of RSUs and PSAs. The RSUs have a three (3)-year vesting schedule. The PSAs are tied to the Company’s PSA Adjusted EPS and rTSR. The Initial Performance Period began on January 1, 2024 and will end on December 31, 2025 (two (2) years), and at the end of such period the percentage of PSAs available for vesting will be calculated based on PSA Adjusted EPS. The Secondary Performance Period began on January 1, 2024 and will end on December 31, 2026 (three (3) years), with the PSA vesting further modified at the end of such period based on rTSR. The shares underlying the PSAs will be eligible to vest only following the expiration of the Secondary Performance Period.
In making determinations about long-term incentive equity grants, the Committee considers a variety of pertinent factors, including competitive market data from peer companies and nationally recognized executive compensation surveys, the macro political and economic environment, changes in the Federal government affecting government contractors, Company and individual performance, items beyond the control of management, retention considerations and other factors.
The Committee approved the following 2024 long-term incentive equity awards for our NEOs.

	RSU EQUITY AWARDS		PSA EQUITY AWARDS		TOTAL EQUITY AWARDS
	Grant Date Fair Value(1)	Underlying Shares (#)	Grant Date Fair Value(1)	Underlying Shares (#)	Grant Date Fair Value	Underlying Shares (#)
John Wasson, Chair, President and CEO	$2,062,254	13,515	$2,254,032	13,515	$4,316,286	27,030
James Morgan, Executive Vice President and COO	1,299,762	8,518	715,653	4,291	2,015,415	12,809
Barry Broadus, Executive Vice President and CFO	383,153	2,511	418,785	2,511	801,938	5,022
Anne Choate, Executive Vice President – Energy, Environment and Infrastructure	265,354	1,739	290,030	1,739	555,384	3,478
Sergio Ostria, Executive Vice President-Growth, Marketing and Innovation	441,748	2,895	211,811	1,270	653,559	4,165

(1)	Represents the target grant date fair value computed in accordance with FASB ASC Topic 718.
2024 Other Awards Granted. To secure Mr. Morgan’s and Mr. Ostria’s commitment to continued exceptional leadership in critical roles, special retention grants were provided to Mr. Morgan and Mr. Ostria on March 20, 2024. The grants were standard RSU grants.
2023 Performance Share Awards. In 2023, we granted PSAs under our Performance Program, the vesting of which was tied in the Initial Performance Period to the PSA Adjusted EPS and, in the Secondary Performance Period, to the Company’s rTSR performance.
The Initial Performance Period for these PSAs began on January 1, 2023, and ended on December 31, 2024.
In February 2025, the Committee met to review the Initial Performance Period EPS measurement and the proposed adjustments to the reported EPS, for the purpose of considering the exclusion of several items from EPS and determining the PSA Adjusted EPS.
As a starting point, the Committee noted that the Company reported EPS of $5.82 for the fiscal year ended December 31, 2024. The Committee then reviewed and considered whether certain expenses should be excluded from the reported EPS. After discussion and deliberation, the Committee approved aggregate exclusions of

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EXECUTIVE COMPENSATION
approximately $4.6 million or $0.24 per share, including the impact of taxes. The Committee also approved a negative adjustment in the amount of $0.05 to remove the positive impact of the CMY acquisition.
The after-tax adjustments for the exclusions resulted in an adjustment to reported EPS of $0.19, or a PSA Adjusted EPS of $6.01 for purposes of determining calculations for the Initial Performance Period. See attached Annex B to this Proxy Statement for a description of the GAAP reconciliation.
The Committee’s determination was exceeding Maximum requirements, which was $5.32, and would generate a payout calculation of one hundred fifty percent (150%), subject to the application of the Secondary Performance Period factor. The Secondary Performance Period began on January 1, 2023, and will end on December 31, 2025 (three (3) years). The PSAs are eligible to vest only following the completion of the Secondary Performance Period.

Performance Level	2023 Grant Target Adjusted EPS	% Payout
Actual	$6.01	150%
Maximum	$5.32	150%
Target	$4.94	100%
Threshold	$4.71	50%
< Threshold	<$4.71	0%

2022 Performance Share Awards. In 2022, we granted PSAs under our Performance Program, the vesting of which was tied in the Initial Performance Period to the PSA Adjusted EPS and, in the Secondary Performance Period, to the Company’s rTSR performance. The Initial Performance Period for these PSAs began on January 1, 2022, and ended on December 31, 2023.
In February 2024, the Committee approved the Initial Performance Period EPS measurement and the adjustments to reported EPS, for the purpose of considering the exclusion of several items from EPS and determining the PSA Adjusted EPS. The Committee’s determination was between the Target and Maximum requirements, which were $4.80 and $5.17, respectively, and would generate a payout calculation of one hundred nineteen point four six percent (119.46%) subject to the application of the Secondary Performance Period factor. The Secondary Performance Period began on January 1, 2022 and ended on December 31, 2024 (three (3) years). The PSAs are eligible to vest only following the expiration of the Secondary Performance Period.

Performance Level	2022 Grant Target Adjusted EPS	% Payout
Maximum	$5.17	150%
Actual	$4.94	119.46%
Target	$4.80	100%
Threshold	$4.57	50%
<Threshold	<$4.57	0%

The Company engaged Aon to calculate its cumulative total stockholder return over the Performance Period relative to its Peer Group. It was measured by (a) the sum of (i) the Company’s Average Stock Price (for the forty-five (45)-day trading period ending December 31, 2024), and (ii) the cumulative amount of dividends declared during the Performance Period, assuming dividend reinvestment on the ex-dividend date, divided by (b) the Company’s Average Stock Price at the beginning of the Performance Period (for the forty-five (45)-day trading period ending December 31, 2021); provided, that for purposes of calculating rTSR percentile rank, the Company is excluded from the Peer Group. Aon calculated the Company’s total stockholder return at the 44th percentile of the Peer Group resulting in a ninety four percent (94%) rTSR vesting modifier to the PSA Adjusted EPS calculation of one hundred nineteen point four six percent (119.46%), resulting in a total of approximately one hundred twelve point two nine percent (112.29%) of target shares vested. The Committee approved and certified the calculation, and the vested shares were released in January 2025.
Retirement and Other Benefits
Savings Plan. Our NEOs are eligible to participate in the Company’s tax-qualified defined contribution profit-sharing plan, which has a Section 401(k) feature. Under the terms of this plan:
•	Eligible employees may elect to contribute up to seventy percent (70%) of their eligible compensation as salary deferral contributions to the plan, subject to statutory limits.
•
We make matching contributions each pay period equal to one hundred percent (100%) of an employee’s 401(k) contributions up to the first three (3%) of the employee’s compensation. We also make matching contributions equal to fifty percent (50%) of the employee’s 401(k) contributions up to the next two (2%) of the employee’s compensation.

•	We do not make matching contributions for employee 401(k) contributions in excess of five percent (5%) of the employee’s compensation.

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EXECUTIVE COMPENSATION
Company contributions to this plan for our NEOs are included under the “All Other Compensation” column of the Summary Compensation Table below.
Perquisites. The Company does not provide any material perquisites or personal benefits to its NEOs.
Severance Benefits. As of December 31, 2024, the Company was a party to severance protection agreements with Messrs. Wasson, Morgan, Broadus, Ostria and Ms. Choate, that provide severance benefits in the event of a termination in connection with a change of control and in certain other situations. We believe these agreements serve to promote stability and continuity among our NEOs. The terms of these agreements and information regarding applicable payments under such agreements are provided under “Wasson Employment and Severance,” “Payments to Other NEOs Pursuant to Severance Letter Agreements,” and “Potential Payments Change of Control,” below.
Compensation Practices and Risk
The Committee annually considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk-taking. We do not believe the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company in connection with risk management practices and risk-taking incentives.
The Committee’s goal is to design and establish a compensation program to encourage prudent risk management and discourage inappropriate risk-taking by granting a diverse portfolio that rewards the creation of long-term stockholder value. To help achieve this goal, the Committee considers the risk profile of the primary compensation elements, including base salary, the Annual Incentive Plan, and equity awards.
The Committee believes that the base salaries of the NEOs, being fixed in amount, do not encourage inappropriate risk-taking. Performance factors which serve as the basis for the Annual Incentive Plan of the Company’s NEOs may be adjusted each year to account for changes in our business and related risks. Also, a significant proportion of the NEOs’ compensation is in the form of equity awards with performance and retention features that extend over a period of years. These equity awards do not encourage unnecessary or excessive risk-taking because their ultimate value is tied to our stock price and other stockholder-aligned measures (i.e., adjusted EPS growth). The equity awards are subject to long-term vesting schedules so as to help ensure that the NEOs have significant value tied to long-term stock price performance. Specifically, all equity compensation is based either on performance over a three (3)-year period or vesting for a three (3)-year period. This encourages the NEOs to focus on long-term performance, as well as annual results, further reducing inappropriate risk-taking likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge.
Compensation Recovery Policy. The Company maintains compensation recovery, or clawback, policies and practices, enforced through a Nasdaq-compliant Compensation Recover Policy adopted during 2023, the provisions of our 2018 Incentive Plan, and related award agreements. Together, these policies and practices meet and exceed the requirements of Rule 5608 of the Nasdaq Rulebook by providing for potential recovery of incentive compensation in the event of financial restatements (whether or not the result of fraud) or detrimental conduct causing business or reputational harm to the Company, among other triggers. Incentive compensation subject to the policy includes cash and equity incentives, including time-based awards.
Timing of Equity Awards. Neither the Board nor the Committee takes material non-public information into account when determining the timing or terms of equity award grants and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal year 2024, the Company did not grant awards of stock options to any NEO within four (4) business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that discloses material non-public information, and ending one (1) business day after the filing or furnishing of any such report.

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Summary Compensation Table
The table below sets forth compensation information for the NEOs for each of fiscal years 2024, 2023, and 2022, as applicable.

Name and principal position (a)	Year (b)	Salary ($)(1) (c)	Stock Awards ($)(2) (d)	Non-Equity Incentive Compensation ($)(3) (e)	All Other Compensation ($)(4) (f)	Total ($) (g)
John Wasson	2024	1,039,064	4,316,286	1,803,019	16,176	7,174,545
Chair, President and CEO	2023	1,008,800	3,422,952	1,214,130	15,576	5,661,458
	2022	970,000	2,744,047	1,119,914	14,420	4,848,381

James Morgan(5)	2024	659,906	2,015,415	732,858	14,084	3,422,263
Executive Vice President	2023	640,685	1,170,488	493,492	14,027	2,318,692
and COO	2022	616,044	1,000,317	440,121	12,651	2,069,133

Barry Broadus	2024	514,800	801,938	496,644	17,347	1,830,729
Executive Vice President and CFO	2023	468,000	610,660	305,592	15,576	1,399,828
	2022	450,000	796,309	286,399	14,302	1,547,010

Anne Choate	2024	535,000	555,384	450,622	14,628	1,555,634
Executive Vice President and Group Leader,	2023	500,000	986,818	252,528	14,028	1,753,374
Energy, Environment and Infrastructure	2022	475,175	248,919	225,338	12,740	962,172

Sergio Ostria(5)	2024	488,255	653,559	334,012	14,941	1,490,767
Executive Vice President – Growth,	2023	N/A	N/A	N/A	N/A	N/A
Marketing and Innovation	2022	N/A	N/A	N/A	N/A	N/A

(1)	The annual base salary adjustments for our NEOs are made in March of each evaluation year and are effective immediately.
(2)
The amounts reported in the “Stock Awards” column (d) of the table above reflect the aggregate grant date fair value of RSUs and PSAs. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. For a discussion of the methodologies used to value the awards reported in the “Stock Awards” column (d), please see the discussion of stock awards contained in Note 16 – Stock-Based Compensation in our consolidated financial statements included in our 2024 Form 10-K.

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EXECUTIVE COMPENSATION
The grant date fair value of PSAs is calculated based upon the probable performance under the awards’ goal, which was target performance achievement. Assuming the target and maximum payout of the PSAs is achieved, the value of each NEO’s award as of the grant date is as follows:

Name	2024 Grant Date Fair Value PSAs at Target Payout ($) (reflected in table)	2024 Grant Date Fair Value PSAs at Maximum Payout ($)
John Wasson	2,254,032	4,226,310
James Morgan	715,653	1,341,849
Barry Broadus	418,785	785,221
Anne Choate	290,030	543,806
Sergio Ostria	211,811	397,146

(3)	Amounts shown consist of cash payouts under the Annual Incentive Plan.
(4)	Details of the amounts reported in the “All Other Compensation” column for 2024 are provided in the table below.

	John Wasson	James Morgan	Barry Broadus	Anne Choate	Sergio Ostria
Imputed Income	2,376	1,548	4,572	828	2,376
Employer Contributions to 401(k) Plan	13,800	12,536	12,775	13,800	12,565
Total	16,176	14,084	17,347	14,628	14,941

(5)
Mr. Morgan and Mr. Ostria received special retention grants in the form of RSUs issued on March 20, 2024, which will vest in three (3) installments: a twenty-five percent (25%) installment on each of March 20, 2025, and March 20, 2026, and a fifty percent (50%) installment on March 20, 2027. The closing price per share on the Nasdaq Stock Market of the Company’s common stock on the grant date of March 20, 2024, was $152.59.

Grants of Plan-Based Awards in 2024
The following table provides information concerning all plan-based awards granted to the NEOs during 2024.

Name	Grant Date	Award Type	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($) (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (#) (2)			All Other Stock Awards Number of; Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
			Target ($)	Threshold (#)	Target (#)	Maximum (#)
John Wasson		AIP	1,298,830
	3/20/2024	PSA(5)		5,068	13,515	25,341		2,254,032
	3/20/2024	RSU(3)					13,515	2,062,254
James Morgan		AIP	527,925
	3/20/2024	PSA(5)		1,609	4,291	8,046		715,653
	3/20/2024	RSU(3)					4,291	654,764
Barry Broadus	3/20/2024	RSU(4)					4,227	644,998
		AIP	360,360
	3/20/2024	PSA(5)		942	2,511	4,708		418,785
	3/20/2024	RSI(3)					2,511	383,153
Anne Choate		AIP	321,000
	3/20/2024	PSA(5)		652	1,739	3,261		290,030
	3/20/2024	RSU(3)					1,739	265,354
Sergio Ostria		AIP	244,128
	3/20/2024	PSA(5)		476	1,270	2,381		211,811
	3/20/2024	RSU(3)					1,270	193,789
	3/20/2024	RSU(4)					1,625	247,959

(1)
Amounts represent the target cash bonus payouts for fiscal year 2024 awards under the Annual Incentive Plan. The actual payout amounts under the Annual Incentive Plan for 2024 are reported in the Non-Equity Incentive Compensation column of the Summary

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EXECUTIVE COMPENSATION
Compensation Table above. The financial performance-based bonus is worth eighty percent (80%) of the overall payout, calculated on achievement of threshold targets and interpolation between minimum and maximum targets for each performance factor. The individual performance-based bonus is worth twenty percent (20%) of the payout, determined upon achievement of non-financial goals set by the Committee.
(2)
The PSAs in these columns represent the threshold, target, and maximum number of shares issuable under the 2024 performance program. The final payout is subject to the achievement of the performance goals.

(3)
These RSU awards, granted pursuant to the annual equity grant, vest in three (3) installments, a twenty-five percent (25%) installment on each of March 20, 2025, and March 20, 2026, and a fifty percent (50%) installment on March 20, 2027. The closing price per share on the Nasdaq Stock Market of the Company’s common stock on the grant date of March 20, 2024, was $152.59.

(4)
Mr. Morgan and Mr. Ostria each received a special retention grant in the form of RSUs issued on March 20, 2024, which will vest in three (3) installments: a twenty-five percent (25%) installment on each of March 20, 2025, and March 20, 2026, and a fifty percent (50%) installment on March 20, 2027. The closing price per share on the Nasdaq Stock Market of the Company’s common stock on the grant date of March 20, 2024 was $152.59.

(5)
The grant date fair value for the PSAs, which are subject to performance conditions, is based on the probable outcome of the performance conditions. As of the date hereof, the probable outcome of the performance conditions is the achievement of target performance. The grant date fair value per share for the PSAs on the grant date of March 20, 2024, was determined to be $166.78.

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EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides information concerning stock awards that have not yet vested for each NEO, outstanding as of December 31, 2024.

	Stock Awards
	RSUs		Performance Shares
Name	Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
John Wasson	7,386 (5)	880,485	16,587 (2)	1,977,336
	11,514 (6)	1,372,584	15,353 (3)	1,830,231
	13,515 (7)	1,611,123	13,515 (4)	1,611,123
James Morgan	2,692 (5)	320,913	6,046 (2)	720,744
	3,937 (6)	469,330	5,250 (3)	625,853
	4,291 (7)	511,530	4,291 (4)	511,530
	4,227 (7)	503,901
Barry Broadus	1,586 (5)	189,067	3,561 (2)	424,507
	2,054 (6)	244,857	2,739 (3)	326,516
	2,511 (7)	299,336	2,511 (4)	299,336
	1,128 (5)	134,469
Anne Choate	670 (5)	79,871	1,504 (2)	179,292
	1,580 (6)	188,352	2,107 (3)	251,175
	1,739 (7)	207,306	1,739 (4)	207,306
	2,940 (8)	350,477
Sergio Ostria	1,028 (5)	122,548	2,308 (2)	275,137
	1,331 (6)	158,669	1,775 (3)	211,598
	1,270 (7)	151,397	1,270 (4)	151,397
	1,625 (7)	193,716

(1)	Based upon a value per share of $119.21, which was the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024.
(2)
Represents PSAs granted on March 20, 2022, for the 2022-2024 performance period. The PSAs were earned and paid out in shares of ICF stock at the end of the three (3)-year performance period, based upon the performance of two metrics (PSA Adjusted EPS and rTSR). The number of shares of stock shown in this column is the actual number of shares earned and paid out at 112.29% of the target. The performance achievement was approved by the Human Capital Committee and the shares were released on January 21, 2025.

(3)
Represents PSAs granted on March 20, 2023, for the 2023-2025 performance period. The PSAs are earned and paid out in shares of ICF stock at the end of the three (3)-year performance period, based upon the performance of two metrics (PSA Adjusted EPS and rTSR). The Initial Performance Period, which is based on PSA Adjusted EPS, began on January 1, 2023, and ended on December 31, 2024. On February 12, 2025, the Human Capital Committee approved the PSA Adjusted EPS of $6.01 which results in a payout of one hundred fifty percent (150%) of the target. This percentage will be further modified by the rTSR performance factor for the Secondary Performance Period. The Secondary Performance Period began on January 1, 2023, and will end on December 31, 2025. The rTSR will be applied as a modifier to the PSA Adjusted EPS metric, as a multiplier ranging from seventy-five percent (75%) to one hundred twenty-five percent (125%). The number of shares of stock shown in this column is based on the actual PSA Adjusted EPS level of performance at one hundred fifty percent (150%) of target and the rTSR performance at one hundred percent (100%) of target.

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EXECUTIVE COMPENSATION
(4)
Represents PSAs granted on March 20, 2024, for the 2024-2026 performance period. The PSAs are earned and paid out in shares of ICF stock at the end of the three (3)-year performance period based upon the performance of two (2) metrics (PSA Adjusted EPS and rTSR), subject to the Human Capital Committee’s approval. The number of shares of stock shown in this column is based on the target level of performance (one hundred percent (100%)) as both the Initial Performance Period and the Secondary Performance Period have not been finalized.

(5)
These unvested shares are time-based RSUs that vest in three (3) installments: a twenty-five percent (25%) installment on each of March 20, 2023 and March 20, 2024, and a fifty percent (50%) installment on March 20, 2025.

(6)
These unvested shares are time-based RSUs that vest in three (3) installments: a twenty-five percent (25%) installment on each of March 20, 2024 and March 20, 2025, and a fifty percent (50%) installment on March 20, 2026.

(7)
These unvested shares are time-based RSUs that vest in three (3) installments: a twenty-five percent (25%) installment on each of March 20, 2025 and March 20, 2026, and a fifty percent (50%) installment on March 20, 2027.

(8)
These unvested shares are time-based RSUs that vest in three (3) installments: a twenty-five percent (25%) installment on each of November 7, 2024 and November 7, 2025, and a fifty percent (50%) installment on November 7, 2026.

Stock Vested During 2024
The following table provides information concerning the vesting of stock awards for each NEO, on an aggregate basis, during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John Wasson	31,429	4,433,305
James Morgan	14,015	2,068,092
Barry Broadus	2,042	311,589
Anne Choate	5,736	902,435
Sergio Ostria	4,812	675,808

(1)	The value of the PSAs and RSUs realized on vesting equals the value of the shares underlying the PSAs and RSUs on the date of vesting.
Deferred Compensation Plan
We maintain a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) for a select group of key management and highly compensated employees who have been designated as eligible to participate in the Deferred Compensation Plan by the Board or the Human Capital Committee.
The Deferred Compensation Plan allows participants to defer up to eighty percent (80%) of base salary and/or up to one hundred percent (100%) of bonus and commissions. All amounts deferred are one hundred percent (100%) vested. In addition, we may credit a participant’s Deferred Compensation Plan account with our contributions required under an employment agreement or any other agreement and/or with discretionary contributions by us.
The Company’s contributions are vested pursuant to the terms of any relevant agreement or, if none, on the anniversary of the date on which such contribution was credited to the participant’s account balance, in accordance with the following schedule; provided, however, that the participant must be in service to the Company as an employee on such anniversary to receive vesting credit:
•	Less than one (1) year—zero percent (0%)
•	One (1) year but less than two (2) years—thirty-three percent (33%)
•	Two (2) years but less than three (3) years—sixty-seven percent (67%)
•	Three (3) or more years—one hundred percent (100%)
One (1) of the NEOs participated in the Deferred Compensation Plan in 2024. No Company contributions were made or credited under the Deferred Compensation Plan in 2024. Deferred Compensation Plan accounts are deemed to be invested in one (1) or more investment options selected by each participant from investment options offered under the Deferred Compensation Plan.

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EXECUTIVE COMPENSATION
Deferred Compensation Plan participants are entitled to receive distributions from their Deferred Compensation Plan accounts upon separation from service, death, disability, and/or upon a specified date. Subject to the provisions of Section 409A of the Code, Deferred Compensation Plan participants may elect to receive distributions from the Deferred Compensation Plan in single lump-sum payments or installment payments over a period of two (2) to five (5) years for deferrals to specified dates, or two (2) to fifteen (15) years for deferrals until death, disability or other separation from service. If no such election is made, a participant shall be deemed to have elected a lump-sum form of payment. The following table sets forth information, as of December 31, 2024, regarding contributions and balances of NEOs under the Deferred Compensation Plan:

	Executive Contributions in 2024 FY (1)	Company Contributions for 2024 FY	Aggregate Earnings in 2024 FY(2)	Aggregate Distributions in 2024 FY	Aggregate Balance at 12/31/2024(3)
John Wasson	$ 287,151	-	$ 629,026	-	$ 5,429,750
James Morgan	-	-	-	-	-
Barry Broadus	-	-	-	-	-
Anne Choate	-	-	-	-	-
Sergio Ostria	-	-	-	-	-

(1)	The full amount of executive contributions is included in the Salary and Non-Equity Incentive Compensation columns of the Summary Compensation Table.
(2)
There were no above-market or preferential earnings on deferred compensation in fiscal year 2024; accordingly, no portion of the amounts in the Aggregate Earnings column are reported as compensation in the Summary Compensation Table.

(3)
Certain amounts in the Aggregate Balance at 12/31/2024 column were previously reported in the Summary Compensation Table in the Salary, Bonus and Non-Equity Incentive Plan Compensation columns (in the case of executive contributions). Prior year contributions total $3,132,975 since Mr. Wasson started participating in the plan.

Potential Payments upon Termination or Change of Control
We maintain severance, and/or change of control agreements with our NEOs. The following summaries describe and quantify the payments each NEO would receive if his or her employment with the Company were terminated or if we experienced a change of control and the NEO’s employment was terminated following the change of control. The summaries assume that the termination and/or change of control occurred on December 31, 2024, and that the relevant stock price is the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024, which was $119.21 per share.
The severance provisions of our agreements with our NEOs have a “double trigger” requirement following a change of control. Our NEOs do not receive such severance and other benefits in connection with a change of control unless they are also terminated without cause or resign for good reason within twelve (12) months following the change of control, except for Mr. Wasson, who has a twenty-four (24)-month period.
In addition, the executives are entitled to accelerated vesting of restricted stock and other equity awards in accordance with their terms, although some are not payable until their original vesting dates.
Payment of these severance benefits is subject to the executive’s compliance following termination with certain covenants and requirements, such as confidentiality and non-solicitation of customers and employees, and receipt of customary releases.
All amounts and benefits under the agreements described below are to be paid in a manner and form that complies with Code Section 409A or an exception thereunder. The agreement also provides that in the event we determine that any payment, distribution, or other action to or for the executive’s benefit would reasonably be expected to cause any loss of deductions under Code Section 280G, we have the authority to reduce any or all such payments, distributions or other actions to the extent reasonably necessary to avoid the imposition of such excise tax.
Wasson Severance Agreement
We do not have an employment agreement, as such, with Mr. Wasson, but we have entered into a revised Restated Severance Protection Agreement, described below.
Certain changes in Mr. Wasson’s severance arrangements became effective on October 1, 2019, when he became our CEO.
In general terms, under the revised agreement, in the event of an involuntary termination of Mr. Wasson upon death or disability, by the Company for Cause, or a voluntary termination by Mr. Wasson without Good Reason, he would not be entitled to severance, but would be entitled to his accrued compensation and, except in the case of a termination for Cause, a pro rata bonus for the portion of the year prior to the termination. In the event of a termination more than twenty-four (24) months after a change of control by the Company without Cause or by Mr. Wasson for Good Reason, he would receive (a) his accrued compensation, (b) pro rata bonus, (c) twenty-four (24) months of health and certain other benefits, and (d) two (2) times the sum of his base salary plus target annual incentive plan bonus. In the event of a termination within twenty-four (24) months after a change of control by the Company without Cause or by Mr. Wasson for Good Reason, he would receive (i) his accrued compensation, (ii) pro rata bonus, (iii) thirty-six (36) months of health and certain other benefits, and (iv) three (3) times the sum of his base salary plus target annual incentive plan bonus.
“Cause” for the termination of Mr. Wasson’s employment with the Company means any of the following: (a) any act that would

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EXECUTIVE COMPENSATION
constitute a material violation of the Company’s material written policies; (b) willfully or knowingly engaging in conduct (i) materially and demonstrably injurious to the Company, or (ii) causing material and adverse reputational or financial harm to the Company; provided, however, that no act or failure to act, on Mr. Wasson’s part, shall be considered “willful” or “knowing” unless done, or omitted to be done, by Mr. Wasson not in good faith and without reasonable belief that his action or omission was in the best interest of the Company; (c) being indicted for, or if not indicted for, being charged with (i) a crime of embezzlement or a crime involving moral turpitude, (ii) a crime with respect to the Company involving a breach of trust or dishonesty; or (iii) in either case, a plea of guilty or no contest to such a crime; (d) abuse of alcohol in the workplace, use of any illegal drug in the workplace or a presence under the influence of alcohol or illegal drugs in the workplace; (e) failure to comply in any material respect with applicable law; or (f) willful failure to follow the lawful directives of the Board.
“Good Reason” means the occurrence of any of the events or conditions described in clauses (a) through (e) below, without Mr. Wasson’s written consent:
(a) any (i) material adverse change in Mr. Wasson’s status, title, position, or responsibilities (including reporting responsibilities) from Mr. Wasson’s status, title, position, or responsibilities, (ii) assignment to Mr. Wasson of duties or responsibilities which are inconsistent with Mr. Wasson’s status, title, position, or responsibilities, or (iii) the failure of Mr. Wasson to continue to serve as an executive officer of a public company, in each case except in connection with the termination of Mr. Wasson’s employment due to disability, Cause, as a result of Mr. Wasson’s death, or by Mr. Wasson other than for Good Reason;
(b) a reduction in Mr. Wasson’s base salary or any failure to pay Mr. Wasson any cash compensation to which Mr. Wasson is entitled within fifteen (15) days after the date when due;
(c) the imposition of a requirement that Mr. Wasson be based (i) at any place outside a fifty (50) mile radius from
Mr. Wasson’s principal place of employment or (ii) at any location other than our corporate headquarters, except, in each case, for reasonably required travel on our business, which is not materially greater in frequency or duration than prior to the imposition of the requirement;
(d) any material breach by the Company of any provision of the agreement; or
(e) the failure of the Company to obtain, as contemplated by the agreement, an agreement, reasonably satisfactory to Mr. Wasson, from any successor entity to assume and agree to perform the agreement; provided, that Mr. Wasson (i) provides us with written notice of the condition giving rise to the Good Reason within ninety (90) days of Mr. Wasson’s knowledge of the initial existence of the condition, (ii) provides us with the opportunity to cure within thirty (30) days of Mr. Wasson’s written notice, and (iii) if we do not cure the condition within such thirty (30) day cure period, terminates employment within two (2) years after the date of the initial existence of the condition. A termination will not be deemed to be for Good Reason if Mr. Wasson agrees in writing that a particular condition that would otherwise constitute Good Reason does not constitute Good Reason.
Under the terms of Mr. Wasson’s PSA agreements, upon termination without Cause or for Good Reason, all performance shares will vest and be delivered at the end of the performance period based on actual performance. In the event of a termination without Cause or for Good Reason within two (2) years after a change of control, the PSA’s will fully vest as of the date of termination and be payable, based on attainment of target EPS performance and actual rTSR performance, calculated to the date of termination, within thirty (30) days after the termination.
The payments that would have been made to Mr. Wasson, pursuant to his agreements, other than following a change of control, are in the table below. Payments are calculated using the base salary and target bonus in effect as of a termination of employment on December 31, 2024. Severance costs are subject to change as base salary and target bonus amounts change over time. See discussions of 2024 Base Salary and Target bonuses on page 46.

	Pro Rata Bonus at Target ($)	Severance ($)	Welfare Benefits ($)	Outplacement Services ($)	Equity Awards ($)(1)(2)
J. Wasson
With Cause	0	0	0	0	0
Without Cause or for Good Reason	1,298,830	4,678,788	50,514	6,000	9,328,509
Death or Disability	1,298,830	0	0	0	8,568,963
Retirement	0	0	0	0	5,464,316

(1)	Based upon a value per share of $119.21, which was the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024.
(2)	rTSR in December 2024 was calculated to be eighty-three percent (83%) for the 2023 grant and seventy-five percent (75%) for the 2024 grant.

58	2025 Proxy Statement

EXECUTIVE COMPENSATION
The payments that would have been made to Mr. Wasson, pursuant to his agreements, following a change of control, are in the table below. Payments are calculated using the base salary and target bonus in effect as of a termination of employment on December 31, 2024. Severance costs are subject to change as base salary and target bonus amounts change over time. See discussions of 2024 Base Salary and Target bonuses on page 46.

Name	Pro Rata Bonus at Target ($)	Severance ($)	Welfare Benefits ($)	Outplacement Services ($)	Equity Awards ($)(1)(2)
J. Wasson
With Cause	0	0	0	0	0
Without Cause or for Good Reason	1,298,830	7,013,682	75,772	6,000	9,328,509
Death or Disability	1,298,830	0	0	0	8,568,963
Retirement	0	0	0	0	5,464,316,

(1)	Based upon a value per share of $119.21, which was the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024.
(2)	rTSR in December 2024 was calculated to be eighty three percent (83%) for the 2023 grant and seventy-five percent (75%) for the 2024 grant.

Payments to other NEOs Pursuant to Severance Letter Agreements
On February 27, 2020, we entered into severance letter agreements with Messrs. Morgan and Ostria, replacing prior arrangements. On January 6, 2022, we entered into a new agreement with Mr. Broadus in connection with his appointment to serve as Senior Vice President and CFO. On November 21, 2021, we entered into a severance letter agreement with Anne Choate, Executive Vice President and Group Leader. The terms of these severance letter agreements (the “Agreements”) are the same.
Under the Agreements, severance is available in the event (a) the executive’s employment is involuntarily terminated without Cause (as defined in our most current omnibus incentive plan (the “Plan”)) before a Change of Control (as defined in the Plan by reference to Code Section 409A), or (b) there is a Change of Control and within twelve (12) months thereafter the executive’s employment is involuntarily terminated without Cause or terminated by the executive for Good Reason (each as defined in the Plan).
Not for Cause Termination Other than Following a Change of Control
In the event we involuntarily terminate an executive’s employment for a reason other than Cause, death, disability, or retirement, or longer than twelve (12) months after a Change of Control, the executive is entitled to receive the following benefits:
•
Twelve (12) months of severance pay calculated based on the executive’s base salary at the time of termination, payable commencing within sixty (60) days after termination and in accordance with the Company’s normal payroll practices;

•	The sum of (a) the executive’s target bonus for the year in which the executive’s employment was involuntarily terminated, plus (b) a prorated share of the executive’s target bonus for the year in which the executive’s employment was involuntarily terminated based on the number of full months in the final calendar year in which the executive was employed, payable in a lump sum within ninety (90) days after termination;
•
The option to continue the executive’s health insurance coverage in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), with the monthly COBRA premiums for the executive and dependents during the severance payment period being equal to the amount the executive would have paid each month for such group health plan coverage had the executive remained actively employed, which premiums will be payable by the executive, such benefit to cease if the executive becomes employed and is eligible to receive group health plan coverage from the new employer; and

•	The option to participate in a six (6)-month executive career transition service.
Under the terms of the NEO PSA agreements, upon termination without Cause or for Good Reason, a prorated number of the PSAs will vest according to the actual EPS and rTSR performance during the entire performance period, prorated based on the number of months of the performance period prior to the date of termination, and be payable at the end of the performance period.

2025 Proxy Statement	59

EXECUTIVE COMPENSATION
Termination without Cause or for Good Reason Following a Change of Control
In the event that, within twelve (12) months after a Change of Control, the executive’s employment is terminated without Cause by the Company or by the executive for Good Reason, the executive is entitled to receive the following:
•
Twenty-four (24) months of severance pay calculated based on the executive’s base salary at the time of termination, payable commencing within sixty (60) days after termination and in accordance with the Company’s normal payroll practices;

•	The executive’s target bonus for the year in which the executive’s employment was involuntarily terminated, payable in a lump sum within ninety (90) days after termination;
•
The option to continue the executive’s health insurance coverage in accordance with COBRA, with the monthly COBRA premiums for the executive and dependents during the severance payment period being equal to the amount the executive would have paid each month for such group health plan coverage had the executive remained actively employed, which premiums will be payable by the executive, such benefit to cease if the executive becomes employed and is eligible to receive group health plan coverage from a new employer; and

•	The option to participate in a six (6)-month executive career transition service.
Under the Agreements, “Good Reason” means if, within the twelve (12) months following a Change of Control, any of the following events occur to which the executive has not consented in writing: (a) a material reduction of the nature and scope of the authority, functions or duties that were assigned to the executive immediately prior to the Change of Control; (b) a material reduction in the compensation the executive was eligible to receive (including applicable bonus plans) immediately prior to the Change of Control; (c) we relocate the executive’s primary office and work location fifty (50) miles or more away from the primary office and work location at which the executive was situated immediately prior to the Change of Control; or (d) the entity effectuating the Change of Control fails to adopt the Agreement.
The vesting of any equity awards will be in accordance with the Plan and the applicable award agreement. Other than PSAs, equity grants will vest on an accelerated basis following a Change of Control if the executive is terminated other than for cause within two (2) years following the Change of Control.
In the event of a termination without Cause or for Good Reason within two (2) years after a Change of Control, the PSAs will fully vest as of the date of termination and be payable, based on attainment of target EPS performance and actual rTSR performance during the period prior to the date of termination, within thirty (30) days after the termination.
The payments that would have been made to Mr. Morgan, Mr. Broadus, Ms. Choate, and Mr. Ostria pursuant to the severance letter agreements, other than following a Change of Control, are presented in the tables below. Payments are calculated using the base salary and target bonus in effect as of a termination of employment on December 31, 2024. Severance costs are subject to change as base salary and target bonus amounts change over time. See discussion of 2024 Base Salary and Target bonuses on page 46.

Name	Bonus Payment ($)	Salary Continuation ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
J. Morgan
With Cause	0	0	0	0	0
Without Cause	527,925	659,906	17,835	3,000	1,368,084
Death or Disability	0	0	0	0	3,429,523
Retirement	0	0	0	0	1,368,084

Name	Bonus Payment ($)	Salary Continuation ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
B. Broadus
With Cause	0	0	0	0	0
Without Cause	360,360	514,800	10,052	3,000	770,349
Death or Disability	0	0	0	0	1,787,747
Retirement	0	0	0	0	770,349

Name	Bonus Payment ($)	Salary Continuation ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
A. Choate
With Cause	0	0	0	0	0
Without Cause	321,000	535,000	0	3,000	439,594
Death or Disability	0	0	0	0	1,369,253
Retirement	0	0	0	0	439,594

60	2025 Proxy Statement

EXECUTIVE COMPENSATION

Name	Bonus Payment ($)	Salary Continuation ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
S. Ostria
With Cause	0	0	0	0	0
Without Cause	244,128	488,255	14,664	3,000	488,612
Death or Disability	0	0	0	0	1,190,640
Retirement	0	0	0	0	488,612

(1)	Based upon a value per share of $119.21, which was the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024.
(2)	Interim rTSR in December 2024 was calculated to be eighty-three percent (83%) for the 2023 grant and seventy-five percent (75%) for the 2024 grant.
The payments that would have been made to Mr. Morgan, Mr. Broadus, Ms. Choate, and Mr. Ostria pursuant to the severance letter agreements following a change of control are presented in the following tables. Payments are calculated using the base salary and target bonus in effect as of a termination of employment on December 31, 2024. Severance costs are subject to change as base salary and target bonus amounts change over time. See discussion of 2024 Base Salary and Target bonuses on page 46.

Name	Pro Rata Bonus Target ($)	Severance Payment ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
J. Morgan
With Cause	0	0	0	0	0
Without Cause or for Good Reason	1,055,850	1,319,812	26,753	3,000	3,429,523
Death or Disability	0	0	0	0	3,429,523
Retirement	0	0	0	0	1,368,084

Name	Pro Rata Bonus Target ($)	Severance Payment ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
B. Broadus
With Cause	0	0	0	0	0
Without Cause or for Good Reason	720,720	1,029,600	15,079	3,000	1,787,747
Death or Disability	0	0	0	0	1,787,747
Retirement	0	0	0	0	770,349

Name	Pro Rata Bonus Target ($)	Severance Payment ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
A. Choate
With Cause	0	0	0	0	0
Without Cause or for Good Reason	642,000	1,070,000	0	3,000	1,369,253
Death or Disability	0	0	0	0	1,369,253
Retirement	0	0	0	0	439,594

Name	Pro Rata Bonus Target ($)	Severance Payment ($)	Welfare Benefits ($)	Outplacement Services ($)	Unvested Awards ($)(1)(2)
S. Ostria
With Cause	0	0	0	0	0
Without Cause or for Good Reason	488,255	976,510	21,996	3,000	1,190,640
Death or Disability	0	0	0	0	1,190,640
Retirement	0	0	0	0	488,612

(1)	Based upon a value per share of $119.21, which was the closing price per share on the Nasdaq Stock Market of the Company’s common stock on December 31, 2024.
(2)	Interim rTSR in December 2024 was calculated to be eighty three percent (83%) for the 2023 grant and seventy-five percent (75%) for the 2024 grant.

2025 Proxy Statement	61

EXECUTIVE COMPENSATION
Payments in the Event of Death or Disability
If any NEO dies or becomes disabled while employed by us, any unvested RSUs held by that NEO will vest and become exercisable immediately. PSAs will vest according to the target EPS for the period and the actual performance of the rTSR, with the date of death or disability serving as the end of the performance period for such measurement.
Payments in the Event of Retirement
If Mr. Wasson retires while employed by us, the PSAs will vest upon the date of retirement and be paid out based on the actual EPS and rTSR performance at the end of the measurement period.
If Mr. Morgan, Mr. Broadus, Mr. Ostria or Ms. Choate retires while employed by us, PSAs will vest according to the actual EPS and rTSR performance for the applicable performance period, as adjusted for the pro rata share of the performance period completed. All other equity awards will vest as if such NEO had voluntarily resigned.

62	2025 Proxy Statement

HUMAN CAPITAL COMMITTEE REPORT
HUMAN CAPITAL COMMITTEE REPORT
The Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and those discussions, the Human Capital Committee recommended to the Board that such Compensation Discussion and Analysis be included in this Proxy Statement and was appropriate for incorporation by reference into the 2024 Form 10-K.

Human Capital Committee

/s/ Randall Mehl
Randall Mehl Human Capital Committee Chair

/s/ Marilyn Crouther
Marilyn Crouther

/s/ Scott Salmirs
Scott Salmirs

2025 Proxy Statement	63

CEO PAY RATIO
CEO PAY RATIO
Following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO, John Wasson, to the median of the annual total compensation of our other employees.
We determined the median employee’s total compensation, including any perquisites and other benefits, in the same manner that we determine the total compensation of our NEOs for purposes of the Summary Compensation Table disclosed in the Compensation Discussion & Analysis section of this Proxy Statement. The median employee’s annual 2024 total compensation was $91,189. The annual total compensation of our CEO, as reported in the Summary Compensation Table in this Proxy Statement, was $7,174,545. Based on this information for 2024, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 79:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K.

Median of the Annual Total Compensation of All Employees (except CEO)	Annual Total Compensation of CEO	Ratio of CEO Pay to Median Employee Pay
(A)	(B)	(C) = (B)/(A)
$91,189	$7,174,545	79:1

(A)	Median employee’s compensation plus Company’s 401(k) contribution is used for the calculation.
(B)	Data from the “Total” Column from the Summary Compensation Table disclosed for 2024 in this Proxy Statement.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, the methodology and the material assumptions, adjustments, and estimates we used are set out below.
We determined that, as of December 31, 2024, our employee population consisted of 9,317 individuals (including full-time and part-time employees, other than the CEO). Of these individuals, 8,499 were located in the U.S. and U.S. territories, and 818 were located in eleven (11) other countries around the world.
The scale of our operations in many of these foreign countries is smaller, and we employ less than six (6) employees in six (6) of these eleven (11) countries.
We chose to exclude all fourteen (14) of our employees in the six (6) countries as follows:
•	Cameroon: one (1) employee
•	China: four (4) employees
•	Germany: one (1) employee
•	Kenya: five (5) employees
•	Liberia: two (2) employees
•	Netherlands: one (1) employee
Additionally, we excluded one hundred forty-one (141) employees who worked zero (0) hours during 2024 and therefore had zero ($0) earnings. This includes flexible, part-time employees and employees on leave of absence.
In total, we excluded 1.6%% of our workforce from the identification of the “median employee”, as permitted by SEC rules.
Our population, after taking into consideration the permitted adjustments described above, consisted of 9,162 employees. This includes employees who were hired in 2024 but did not work for us for the entire twelve (12)-month period. Our adjusted employee population consisted of 8,358 employees in the U.S. and 804 international employees located collectively in Canada (71), Belgium (201), the United Kingdom (260), Spain (40), and India (232).
We identified our median employee based on the total taxable earnings paid during the twelve (12)-month period ended December 31, 2024. For purposes of determining the total compensation actually paid, we included: the amount of base salary (or, in the case of hourly workers, base wages including overtime pay) the employee received during the twelve (12) months ended December 31, 2024, and the amount of any cash incentives paid to the employee in such period, as reflected in our payroll records. We did not annualize the total cash compensation of any permanent employee employed for less than the full year.
Except as described in this section, we did not rely on any material assumptions, adjustments (e.g. the cost-of-living adjustments) or estimates (e.g. statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee or our CEO.
For purposes of identifying the median employee, we applied the average of exchange rate of each of the four (4) countries in which the employees in our adjusted employee population reside. We calculated such rates by using the average exchange rates of each such country for each month of fiscal year 2024. The average exchange rates for each such country for fiscal year 2024 are:
- 1 CAD = 0.733822 USD
- 1 EUR = 1.084237 USD
- 1 GBP = 1.278941 USD
- 1 INR = 0.011970 USD
The SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. Our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures. In addition, the percentage of employees outside of the United States may vary substantially from company to company. Factors such as these may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our sector.

64	2025 Proxy Statement

PAY VS. PERFORMANCE
PAY VS. PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“CEO”) and Non-CEO NEOs and Company performance for the fiscal years listed below. The Human Capital Committee did not consider the pay vs. performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for CEO[1] ($)	Compensation Actually Paid to CEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[1] ($)	Average Compensation Actually Paid to Non-CEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Non-GAAP EPS[5] $
					TSR ($)	Peer Group TSR ($)
2024	7,174,545	4,736,954	2,074,848	1,600,640	133.84	184.99	110	7.45
2023	5,661,458	9,344,246	1,716,606	2,533,532	149.96	158.80	83	6.50
2022	4,848,381	4,601,982	1,462,435	1,350,244	110.27	134.63	64	5.77
2021	4,398,947	6,389,100	1,351,755	2,097,296	113.53	148.95	71	4.82
2020	3,007,891	2,670,601	2,330,360	2,216,054	81.80	118.06	55	4.17

(1) John Wasson was our CEO for each year presented. The individuals comprising the Non-CEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Sudhakar Kesavan	James C. Morgan	James C. Morgan	James C. Morgan	James C. Morgan
James C. Morgan	Bettina Welsh	Bettina Welsh	Barry Broadus	Barry Broadus
Bettina Welsh	Sergio Ostria	Barry Broadus	Anne Choate	Anne Choate
Sergio Ostria	Mark Lee	Anne Choate	Mark Lee	Sergio Ostria
Mark Lee

(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the CEO and the Non-CEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for CEO ($)	Exclusion of Stock Awards and Option Awards for CEO ($)	Inclusion of Equity Values for CEO ($)	Compensation Actually Paid to CEO ($)
2024	7,174,545	(4,316,286)	1,878,695	4,736,954

Year	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-CEO NEOs ($)	Average Inclusion of Equity Values for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)
2024	2,074,848	(1,006,574)	532,366	1,600,640

2025 Proxy Statement	65

PAY VS. PERFORMANCE
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for CEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for CEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for CEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for CEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for CEO ($)	Total - Inclusion of Equity Values for CEO ($)
2024	3,105,733	(829,900)	—	(397,138)	—	1,878,695

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-CEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-CEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-CEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-CEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-CEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-CEO NEOs ($)
2024	736,867	(176,195)	—	(28,306)	—	532,366

(4) The amounts set forth under the heading “Peer Group TSR” reflect the value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019, into the S&P Composite 1500 – Commercial & Professional Services Index.
(5) The Human Capital Committee determined that Non-GAAP EPS was the most important financial performance measure used to link Company performance to Compensation Actually Paid to our CEO and Non-CEO NEOs in 2024. More information on Non-GAAP EPS used for STI and LTI can be found in Annexes A and B. This performance measure may not have been the most important financial performance measure for all prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

66	2025 Proxy Statement

PAY VS. PERFORMANCE
Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the five (5) most recently completed fiscal years. The chart also compares the Company’s TSR to that of the Peer Group TSR over the same period.

CEO and Average Non-CEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ in Millions)
$10
$8
$6
$4
$2
$0
TSR (12/31/2019 Indexed to $100)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
100
118.06
81.80
148.95
113.53
134.63
110.27
158.80
149.96
184.99
133.84
2.7
2.2
6.4
2.1
4.6
1.4
9.3
2.5
4.7
1.6
2019
2020
2021
2022
2023
2024
Fiscal Year
CEO Compensation Actually Paid
Average Non-CEO NEO Compensation Actually Paid
ICF International Inc. TSR
Peer Group TSR

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Net Income during the five (5) most recently completed fiscal years.

2025 Proxy Statement	67

PAY VS. PERFORMANCE
Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Non-GAAP EPS
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Non-GAAP EPS during the five (5) most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our CEO and Non-CEO NEOs for 2024 to Company performance. The measures in this table are not ranked.

Non-GAAP EPS Gross Revenue Relative Total Shareholder Return

68	2025 Proxy Statement

STOCKHOLDERS’ PROPOSALS FOR THE 2025 ANNUAL MEETING
STOCKHOLDERS’ PROPOSALS FOR THE 2026 ANNUAL MEETING
Under applicable SEC rules, any stockholder who intends to present a proposal at the 2026 annual meeting of stockholders and who wishes to have the proposal included in our proxy statement and form of proxy for that meeting must deliver the proposal to us at our executive offices no later than December 26, 2025, or, if next year’s annual meeting of stockholders is held on a date more than thirty (30) calendar days from June 4, 2026, a stockholder proposal must be received a reasonable time before we begin to post, print and mail our proxy materials for such annual meeting of stockholders. All stockholder proposals must comply with all applicable rules and regulations adopted by the SEC.
The Company’s Bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting of stockholders, a stockholder must deliver notice of such nominations and/or proposals to the Corporate Secretary no earlier than the close of business on the one hundred twentieth (120th) day, and not later than the close of business on the ninetieth (90th) day, prior to the first (1st) anniversary of the preceding year’s annual meeting of stockholders (for next year’s 2026 annual meeting of stockholders, these dates would be February 4, 2026 and March 6 2026, respectively); however, if the annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after such anniversary date, the notice must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting of stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting of stockholders. Further, if the date of the annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after such anniversary date, and the first (1st) public announcement of the date of such annual meeting of stockholders is less than one hundred (100) days prior to the annual meeting date, notice must be delivered not later than the close of business on the tenth (10th) day following the public announcement date. A copy of the Bylaws may be obtained from the Company by writing to ICF International, Inc., 1902 Reston Metro Plaza, Reston, Virginia, 20190, Attention: Corporate Secretary. In addition to the timing requirements set forth above, any stockholder nominations for the election of directors or proposals for business must comply with all other requirements set forth in the Company’s Bylaws.
In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director nominee other than the Company’s nominees for consideration by the stockholders at the Company’s 2026 annual meeting of stockholders must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”). Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than April 5, 2026, setting forth all of the information and disclosures required by Rule 14a-19. If the 2026 annual meeting of stockholders is set for a date that is not within thirty (30) calendar days of the anniversary of the date of the 2025 Annual Meeting of Stockholders, then notice must be provided by the later of sixty (60) calendar days of the anniversary of the date of the 2025 Annual Meeting of Stockholders or by the close of business on the tenth (10th) calendar day following the day on which a public announcement of the date of the 2026 annual meeting of stockholders is first made.
SOLICITATION BY BOARD; EXPENSES OF SOLICITATION
We will pay all expenses in connection with the solicitation of the proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, electronically, in writing or in person, without receiving any extra compensation for such activities. The Company has engaged Alliance Advisors, LLC, a proxy soliciting firm, to assist in the solicitation of proxies and provide related advice and informational support for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $24,000 in the aggregate. We also will reimburse brokers and nominees who hold shares in their names for expenses they incur to furnish proxy materials to the beneficial owners of such shares.
Any stockholder who has not received a copy of the 2024 Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The 2024 Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this Proxy Statement.

ICF INTERNATIONAL, INC.

James E. Daniel Assistant Corporate Secretary

2025 Proxy Statement	69

ANNEX A
ANNEX A
2024 ANNUAL INCENTIVE COMPENSATION ADJUSTED EPS - GAAP RECONCILIATION
The Human Capital Committee establishes performance factors as part of the Company’s Annual Incentive Plan. Included among the performance factors approved by such committee is the performance factor for Adjusted EPS. Since Adjusted EPS is a Non-GAAP measure, the reconciliation of this Non-GAAP measure used by the Company is as follows:
Annual Incentive Plan Adjusted EPS

	$	Actual Adjusted EPS	Diluted Shares
(all numbers in thousands, except Adjusted EPS)
Net Income	110,170	5.82	18,925
Impairment of long-lived assets(1)	3,583	0.19	18,925
Acquisition and divestiture-related expenses(2)	1,313	0.07	18,925
Severance and other costs related to staff realignment(3)	1,535	0.08	18,925
Expenses related to facility consolidations and office closures(4)	1,290	0.06	18,925
Pre-tax gain from divestiture of a business(5)	(2,013)	(0.11)	18,925
Bonus expense(6)	25,213	1.34	18,925
Income tax effects of the adjustments(7)	(6,474)	(0.33)	18,925
Adjusted Balances	134,617	7.11	18,925

(1)	Represents impairment of operating lease right-of-use and leasehold improvement assets associated with exit from certain facilities.
(2)	These are primarily third-party costs related to acquisitions and potential acquisitions, and integration of acquisitions.
(3)
These costs are mainly due to involuntary employee termination benefits for our officers, and employees who have been notified that they will be terminated as part of a business reorganization or exit.

(4)
These are exit costs associated with terminated leases or full office closures that we either (i) will continue to pay until the contractual obligations are satisfied but with no economic benefit to us, or (ii) paid upon termination and cease-use of the leased facilities, and accelerated depreciation related to fixed assets for planned office closures.

(5)	Includes pre-tax gain from the divestitures of our U.S. commercial marketing and Canadian mobile text aggregation businesses.
(6)
Elimination of accrued incentive bonus of $25.2 million, as approved by the Committee, as part of net income as of December 31, 2024 to present the amount available for determination of the Annual Incentive Plan bonus.

(7)	Income tax effects were calculated using the effective tax rate of twenty point two percent (20.2%).

70	2025 Proxy Statement

ANNEX B
ANNEX B
2024 PSA ADJUSTED EPS - GAAP RECONCILIATION
In connection with PSAs, upon completion of an Initial Performance Period, the 2010 Incentive Plan and the 2018 Incentive Plan as the case may be, and the Performance Program require that the Human Capital Committee (i) reviews the performance of the Company and propose adjustments to the reported EPS; and (ii) determines the PSA Adjusted EPS in accordance with the PSA Agreement and our 2010 Incentive Plan and the 2018 Incentive Plan as the case may be, which may exclude certain specified items. These exclusions are intended to ensure that the participants are compensated for the Company’s performance and are neither penalized nor rewarded for certain categories of specified adjustments.
For purposes of calculating the PSA Adjusted EPS for the PSAs granted in 2024 and 2023, the Human Capital Committee began with the Company’s reported diluted EPS of $5.82 and $4.35 for fiscal years 2024 and 2023, respectively, and excluded categories of items and amounts to arrive at the PSA Adjusted EPS of $6.01 and $4.94, respectively. Since PSA Adjusted EPS is a Non-GAAP measure, see the reconciliation of this Non-GAAP measure below:
PSA Adjusted EPS

	2024 Adjusted EPS	2023 Adjusted EPS
Diluted Earnings Per Share	$ 5.82	$ 4.35
Impairment of long-lived assets(1)	0.19	0.40
Acquisition and divestiture-related expenses(2)	0.07	0.17
Severance and other costs related to staff realignment(3)	0.08	0.33
Expenses related to facility consolidations and office closures(4)	0.06	0.24
Pre-tax gain from divestiture of a business(5)	(0.11)	(0.30)
Income tax effects of the adjustments(6)	(0.05)	(0.19)
Creative acquisition adjustment, net of tax(7)	-	0.03
SemanticBits acquisition adjustment, net of tax(7)	-	(0.24)
Blanton acquisition adjustment, net of tax(7)	-	0.08
CMY acquisition adjustment, net of tax(7)	(0.05)	-
Adjustment for impact of divestiture of businesses(7)	-	0.07
PSA Adjusted Earnings Per Share	$6.01	$4.94

(1)	Represents impairment of operating lease right-of-use and leasehold improvement assets associated with exit from certain facilities.
(2)	These are primarily third-party costs related to acquisitions and potential acquisitions, and integration of acquisitions.
(3)
These costs are mainly due to involuntary employee termination benefits for our officers, and employees who have been notified that they will be terminated as part of a business reorganization or exit.

(4)
These are exit costs associated with terminated leases or full office closures that we either (i) will continue to pay until the contractual obligations are satisfied but with no economic benefit to us, or (ii) paid upon termination and cease-use of the leased facilities, and accelerated depreciation related to fixed assets for planned office closures.

(5)	Includes pre-tax gain from the divestitures of our U.S. commercial marketing and Canadian mobile text aggregation businesses.
(6)	Income tax effects were calculated using the effective tax rate of twenty point two percent (20.2%).
(7)
The Committee approved these adjustments to neutralize the impacts of our recent acquisitions and divestitures on Adjusted EPS for performance shares for the previously awarded grants from 2022 and 2023.

2025 Proxy Statement	71

ICF INTERNATIONAL, INC.
ATTN: CORPORATE SECRETARY
1902 RESTON METRO PLAZA
RESTON, VA 20190-5231

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ICFI2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71243-P28350 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ICF INTERNATIONAL, INC.

		For	Against	Abstain
1.	Election of Directors			
1a.	Ms. Caroline Angoorly	☐	☐	☐
1b.	Dr. Srikant Datar	☐	☐	☐
1c.	Mr. John Wasson	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials:
The proxy materials for the ICF International Annual Meeting of Stockholders, including the Form-10K, 2024 Annual Report and the Proxy Statement, are available over the Internet. To view the proxy materials, please have the reverse side of this proxy card available and visit www.proxyvote.com.

V71244-P28350

ANNUAL MEETING OF STOCKHOLDERS OF ICF INTERNATIONAL, INC.
June 4, 2025
This Proxy is solicited on behalf of the Board of Directors

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 25, 2025, and revoking all prior proxies, hereby appoints Randal Mehl, Marilyn Crouther, Michael J. Van Handel, Michelle A. Williams, and Scott Salmirs (with full power to act alone and with power of substitution and revocation) to represent the undersigned and to vote, as designated on this proxy card, all shares of common stock of ICF International, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ICF International, Inc. to be held at 8:00 a.m., Eastern Daylight Time, on Wednesday, June 4, 2025, via a live webcast at www.virtualshareholdermeeting.com/ICFI2025, and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this proxy card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof, including on whether to adjourn or postpone the meeting.

The proxies will vote as the Board of Directors recommends where a choice is not specified.

Continued and to be signed on reverse side